SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

         [X]     Preliminary Proxy Statement
         [ ]     Definitive Proxy Statement
         [ ]     Definitive Additional Materials
         [ ]     Soliciting Material Pursuant to Sec. 240.14a-11(c) or
                 Sec. 240.14a-12

                          THE PHOENIX EDGE SERIES FUND
                (Name of Registrant as Specified in its Charter)
                                  EDWIN L. KERR
                 c/o Phoenix Home Life Mutual Insurance Company
                                One American Row
                                   PO Box 5056
                        Hartford, Connecticut 06102-5056
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check appropriate box):

       [X]    No fee required.
       [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
              and 0-11.
              1)  Title of each class of securities to which transaction applies:
              2)  Aggregate number of securities to which transaction applies:
              3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined.)
              4)  Proposed maximum aggregate value of transaction:
       [ ]    Fee paid previously with preliminary materials.
       [ ]    Check box if any part of the fee is offset as provided by
              Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
              1)  Amount Previously Paid:
              2)  Form, Schedule or Registration No.:
              3)  Filing Party:
              4)  Date Filed:

                          THE PHOENIX EDGE SERIES FUND
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                10:00 AM, MONDAY,
                                NOVEMBER 20, 2000

To the Shareholders:

     A special meeting of shareholders of The Phoenix Edge Series Fund (the "Fund") will be held in the offices of the Fund at 101 Munson Street, Greenfield, Massachusetts, on Monday, November 20, 2000 at 10:00 am Eastern time for the following purposes:

     1. To approve or disapprove the existing investment advisory agreement between the Fund and Phoenix Variable Advisors, Inc., the Fund's investment advisor (the "Advisor").

         Shareholders of the following series of the Fund are entitled to vote on this proposal and shareholders of each such series will vote separately:

         o  Phoenix-Bankers Trust Dow 30 Series
         o  Phoenix-Federated U.S. Government Bond Series
         o  Phoenix-Janus Equity Income Series
         o  Phoenix-Janus Flexible Income Series
         o  Phoenix-Janus Growth Series
         o  Phoenix-Morgan Stanley Focus Equity Series
         o  Phoenix-Schafer Mid-Cap Value Series

     2. To approve or disapprove the existing subadvisory agreement between the advisor and Bankers Trust Company with respect to the Phoenix-Bankers Trust Dow 30 Series.

         Only shareholders of the Phoenix-Bankers Trust Dow 30 Series are entitled to vote on this proposal

     3. To approve or disapprove the existing subadvisory agreement between the advisor and Federated Investment Management Company with respect to the Phoenix-Federated U.S. Government Bond Series.

         Only shareholders of the Phoenix-Federated U.S. Government Bond Series are entitled to vote on this proposal

     4. To approve or disapprove the existing subadvisory agreement between the advisor and Janus Capital Corporation with respect to the Phoenix-Janus Equity Income Series, the Phoenix-Janus Flexible Income Series and the Phoenix-Janus Growth Income Series.

         Only shareholders of the following series of the Fund are entitled to vote on this proposal and shareholders of each such series will vote separately:

         o  Phoenix-Janus Equity Income Series
         o  Phoenix-Janus Flexible Income Series
         o  Phoenix-Janus Growth Income Series

     5. To approve or disapprove the existing subadvisory agreement between the advisor and Morgan Stanley Dean Witter Investment Management Inc. with respect to the Phoenix-Morgan Stanley Focus Equity Series.

         Only shareholders of the Phoenix-Morgan Stanley Focus Equity Series are entitled to vote on this proposal

     6. To approve or disapprove a new subadvisory agreement between the advisor and Sanford C. Bernstein & Co., Inc and a new subadvisory agreement between the advisor and Alliance Capital Management L.P. with respect to the Phoenix-Schafer Mid-Cap Value Series.

         Only shareholders of the Phoenix-Schafer Mid-Cap Value Series are entitled to vote on this proposal

     7. To transact such other business that may properly come before the meeting or any adjournment thereof.

     These proposals are discussed in detail in the attached Proxy Statement. The Board of Trustees of the Fund is soliciting the enclosed proxy. As a convenience, you can now vote in any one of four ways:

         o Through the Internet - www.proxyweb.com
         o By telephone - (888) 221-0697
         o By mail - using the enclosed proxy
         o In person - at the meeting.

     We encourage you to vote by Internet or telephone, using the account number that appears on your enclosed proxy card(s). These voting methods will reduce the time and costs associated with this proxy solicitation. Whichever method you choose please read the enclosed proxy statement before you vote.

      PLEASE RESPOND - IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY. YOUR VOTE IS IMPORTANT.

                                             By Order of the Board of Trustees,

                                             EDWIN L. KERR
                                             Secretary

Greenfield, Massachusetts
October 16, 2000

                          THE PHOENIX EDGE SERIES FUND

                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                                 PROXY STATEMENT

        A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 20, 2000

     The enclosed proxy is solicited by the Trustees of The Phoenix Edge Series Fund (the "Fund") for use at a special meeting of shareholders, and at any adjournment thereof, to be held on Monday, November 20, 2000, at 10:00 a.m. Eastern time, at the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts 01301 (the "Meeting"). This Proxy Statement, the Notice of Special Meeting and the enclosed form of proxy are first being mailed to shareholders on or about October 16, 2000.

     The Fund is an open-end management investment company (commonly referred to as a mutual fund) registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"). It consists of 23 separate investment portfolios, each of which is considered to be a separate mutual fund under the 1940 Act. The shareholders of 7 of these portfolios are being asked to approve the proposals summarized below and described in greater detail in this Proxy Statement. The proposals relate to the following portfolios of the Fund (each, a "series," and collectively, the "series"):

------------------------------------------------------------------------------------------------------------
     o   Phoenix-Bankers Trust Dow 30 Series                 o   Phoenix-Janus Growth Series
     o   Phoenix-Federated U.S. Government Bond Series       o   Phoenix-Morgan Stanley Focus Equity Series
     o   Phoenix-Janus Flexible Income Series                o   Phoenix-Schafer Mid-Cap Value Series
     o   Phoenix-Janus Equity Income Series
------------------------------------------------------------------------------------------------------------

     Phoenix Variable Advisors, Inc. (the "Advisor") serves as the investment advisor for each series pursuant to an existing investment advisory agreement with the Fund (the "Current Advisory Agreement"). Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200, provides bookkeeping, pricing and administrative services for the Fund.

SUMMARY OF PROPOSALS
--------------------

      A list of the proposals described in this Proxy Statement and the series to which each applies is set forth below.

-----------------------------------------------------------------------------------------------------------------------------------
                          SUMMARY OF PROPOSAL                                               SERIES TO WHICH PROPOSAL APPLIES
-----------------------------------------------------------------------------------------------------------------------------------
1.  To approve or disapprove the Current Advisory Agreement between the       Each series voting separately
    Fund, on behalf of each series, and the advisor
-----------------------------------------------------------------------------------------------------------------------------------

2.  To approve or disapprove the current subadvisory agreement between        Phoenix-Bankers Trust Dow 30 Series only
    the advisor and Bankers Trust Company
-----------------------------------------------------------------------------------------------------------------------------------
3.  To approve or disapprove the current subadvisory agreement between        Phoenix-Federated U.S. Government Bond Series only
    the advisor and Federated Investment Management Company
-----------------------------------------------------------------------------------------------------------------------------------
4.  To approve or disapprove the current subadvisory agreement between        Phoenix-Janus Equity Income Series
    the advisor and Janus Capital Corporation                                 Phoenix-Janus Flexible Income Series
                                                                              Phoenix-Janus Growth Income Series
                                                                              (Each such series voting separately)
-----------------------------------------------------------------------------------------------------------------------------------
5.  To approve or disapprove the current subadvisory agreement between        Phoenix-Morgan Stanley Focus Equity Series only
    the advisor and Morgan Stanley Dean Witter Investment Management Inc.
-----------------------------------------------------------------------------------------------------------------------------------
6.  To approve or disapprove a new subadvisory agreement between the          Phoenix-Schafer Mid-Cap Value Series only
    advisor and Sanford C. Bernstein & Co., Inc. and a new subadvisory agreement between the advisor and Alliance Capital Management L.P.
-----------------------------------------------------------------------------------------------------------------------------------
7.  To transact such other business that may properly come before the         Each series, as applicable
    meeting or any adjournment thereof
-----------------------------------------------------------------------------------------------------------------------------------

     Each proposal set forth above has been unanimously approved by the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund (within the meaning of the 1940 Act) (the "Disinterested Trustees"). The Trustees recommend that you vote shares that you are entitled to vote "FOR" each proposal

VOTING INFORMATION
------------------

     Shareholders of record at the close of business on August 25, 2000 (the "Record Date") are entitled to notice of and to vote at the meeting. On the Record Date, the following shares were issued and outstanding:

------------------------------------------------------------------------------
                     SERIES                                  NUMBER OF SHARES
------------------------------------------------------------------------------
Phoenix-Bankers Trust Dow 30....................                    1,432,882
------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond..........                      773,880
------------------------------------------------------------------------------
Phoenix-Janus Equity Income.....................                    1,172,927
------------------------------------------------------------------------------
Phoenix-Janus Flexible Income...................                      930,141
------------------------------------------------------------------------------
Phoenix-Janus Growth............................                    5,725,850
------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity.............                      721,955
------------------------------------------------------------------------------
Phoenix-Schafer Mid-Cap Value...................                    1,289,809
------------------------------------------------------------------------------

     Each of the above shares are entitled to vote, with proportionate voting for fractional shares. The record owners of the shares of each series are the Phoenix Home Life Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account and the PHL Variable Universal Life Account (collectively, the "VUL Accounts"), which fund variable life insurance policies ("policies"), and the Phoenix Home Life Variable Accumulation Account and the PHL Variable Accumulation Account (collectively, the "VA Accounts"), which fund variable annuity contracts ("contracts").

     Phoenix Home Life Mutual Insurance Company ("Phoenix," "we," "us," "our") and its subsidiaries offer and issue the policies and contracts. In accordance with our view of applicable law, we will vote the shares of each series based on instructions received from policy owners and contract owners. We will vote shares for which we have not received instructions and any shares that we or our affiliates hold for our own accounts in the same proportion as votes received from policy owners and contract owners. All policy owners and contract owners will be furnished with a copy of this Proxy Statement. Each contract owner or policy owner (collectively referred to as "shareholders" for purposes of this Proxy Statement), of record at the close of business on August 25, 2000, is entitled to a notice of the meeting and will be asked to instruct us how to vote at the meeting or any adjourned session. No policy owner or contract owner, to the Fund's knowledge, owns policies or contracts, which are funded by more than five percent of the outstanding voting shares of the Fund or of any series. Each policy owner and contract owner will be entitled to instruct us with respect to one vote for every 100 of units owned (and fractional votes corresponding to any fractional values) under a policy or contract registered in his or her name on the VUL Account or VA Account books on the Record Date.

     In addition to the proxy solicitation by mail, officers and regular employees of Phoenix or one of its affiliates may solicit proxies personally, by telephone or telegram. Phoenix will, upon request, reimburse banks, brokers, fiduciaries and nominees for their reasonable expenses in sending proxy materials. The cost of solicitation of proxies will be borne by us.

     The presence at the meeting, in person or by proxy, of shareholders representing 50% of all shares outstanding and entitled to vote on a matter, determined on a series-by-series basis, constitutes a quorum for the transaction of business. Abstentions will be counted as present for purposes of determining a quorum, but will not be counted as votes cast with respect to a proposal.

     Approval of each proposal requires the affirmative vote of "a majority of the outstanding voting securities" of each series to which the proposal relates. The phrase "a majority of the outstanding voting securities" is defined under the 1940 Act to mean at least a majority of the outstanding voting shares of a series or, if less, 67% of the voting shares represented at a meeting at which the holders of 50% or more of the outstanding voting shares of the series are present or represented by proxy. Thus, abstentions will have the same effect as votes cast against a proposal.

     In the event that sufficient instructions are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than sixty days in the aggregate to permit further solicitation of proxies with respect to the matters described in this Proxy Statement. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies, which they are entitled to vote in favor of such matters. They will vote against such adjournment those proxies required to be voted against any such matters.

     Voting instructions given pursuant to this solicitation may be revoked at any time prior to their exercise by filing a written notice of revocation with us prior to the meeting, by delivering a duly authorized voting instruction form bearing a later date, or by attending the meeting and voting in person.

     As of the Record Date, the following table lists Phoenix's shares of beneficial interest of each series:

-------------------------------------------------------------------------------
                          SERIES                              NUMBER OF SHARES
-------------------------------------------------------------------------------
Phoenix-Bankers Trust Dow 30.....................                      497,116
-------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond...........                      508,520
-------------------------------------------------------------------------------
Phoenix-Janus Equity Income......................                      198,378
-------------------------------------------------------------------------------
Phoenix-Janus Flexible Income....................                      504,150
-------------------------------------------------------------------------------
Phoenix-Janus Growth.............................                            0
-------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity..............                      496,106
-------------------------------------------------------------------------------
Phoenix-Schafer Mid-Cap Value....................                      197,383
-------------------------------------------------------------------------------

     As of the Record Date, no shares of beneficial interest of any series were held of record or beneficially owned under a contract or policy by any Trustee or by any executive officer of the Fund.

     A copy of the fund's most recent annual report, dated December 31, 1999 and most recent semiannual report, dated June 30, 2000 will be furnished, without charge, to any shareholder upon request to Heidy Pagan, Phoenix Variable Products Operations, P.O. Box 8027, Boston, MA 02266-8027. Shareholders may also call Heidy Pagan toll-free at (800) 541-0171.

                 INFORMATION COMMON TO PROPOSAL NOS. 1 THROUGH 5

     In Proposal No. 1, the Trustees are asking shareholders of each series to approve the Current Advisory Agreement for their series. Each series is managed on a day-to-day basis by subadvisors pursuant to a subadvisory agreement entered into between the advisor and a subadvisor (collectively, the "Current Subadvisory Agreements"). In Proposals 2 through 5, the Trustees are asking shareholders of each series to approve the Current Subadvisory Agreement for their series.

     Each of the Current Advisory Agreements and the Current Subadvisory Agreements became effective in December 1999, without shareholder approval. As required by the 1940 Act, the Current Advisory Agreement and each Current Subadvisory Agreement must be approved by shareholders of a series within one year of the effective date of the registration statement relating to that series. That registration statement with respect to each series became effective on December 20, 1999. Accordingly, the Trustees are submitting for approval by the shareholders of each series (i) the Current Advisory Agreement and (ii) the Current Subadvisory Agreement relating to the series. The Agreements the Board of Trustees is asking you to approve are identical to the Agreements presently in effect. There will be no change in the nature, level or quality of services provided by the advisor or the subadvisors nor will there be any increase in any of the fees paid to the advisor or the subadvisor. A description of the Current Advisory Agreement and each Current Subadvisory Agreement and the services provided by the advisor and each subadvisor is set forth below under each proposal. Those descriptions are qualified in their entirety by reference to the Current Advisory Agreement and each Current Subadvisory Agreement attached to this Proxy Statement as Exhibits A through E.

         THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF EACH SERIES VOTE TO APPROVE THE CURRENT ADVISORY AGREEMENT AND TO APPROVE THE CURRENT SUBADVISORY AGREEMENT FOR THEIR SERIES.

BASIS FOR THE TRUSTEES' RECOMMENDATION

     The Trustees determined to recommend that each series' shareholders vote to approve the Current Advisory Agreement and the Current Subadvisory Agreement for their series. In coming to this recommendation, the Trustees considered a wide range of information of the type they regularly consider when determining whether to approve a series' advisory and subadvisory agreement. The Trustees considered information about, among other things:

     o the advisor, the subadvisor and their personnel (including particularly those personnel with responsibilities for providing services to the series), resources and investment process;

     o the terms of the relevant advisory agreements (in this case, the Current Advisory Agreement and the Current Subadvisory Agreements);

     o the scope and quality of the services that the advisor and subadvisor will provide to the series;

     o the investment performance of similar funds sub-advised by the subadvisors;

     o the advisory fee rates payable to the subadvisor by the advisor and by other funds and client accounts managed or sub-advised by the subadvisor, and payable by similar funds managed by other advisors;

     o the total expense ratio of each series and of similar funds managed by other advisors;

     o each subadvisor's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the series, and the brokers' and dealers' provision of brokerage and research services to the subadvisor; and

     o compensation payable by the series to affiliates of the advisor and the subadvisors for other.

     After carefully considering the information summarized above, the Trustees, including the Disinterested Trustees, unanimously voted to approve the Current Advisory Agreement and the Current Subadvisory Agreement for each series and to recommend that each series' shareholders vote to approve the Current Advisory Agreement and the Current Subadvisory Agreement for their series.

     Set forth below are the proposals relating to the Current Advisory Agreement and the Current Subadvisory Agreements.

                                    PROPOSALS




PROPOSAL NO. 1    TO APPROVE OR DISAPPROVE THE CURRENT ADVISORY AGREEMENT
                  BETWEEN THE FUND, ON BEHALF OF EACH SERIES, AND THE ADVISOR


      SHAREHOLDERS OF EACH SERIES ARE ENTITLED TO VOTE ON THIS PROPOSAL AND
           SHAREHOLDERS OF EACH OF THOSE SERIES WILL VOTE SEPARATELY

     The Board of Trustees is asking the shareholders of each series to approve the Current Advisory Agreement between the Fund, on behalf of each series, and the advisor, dated December 14, 1999. Shareholders of each series will vote separately on this proposal. The Current Advisory Agreement is attached to this Proxy Statement as Appendix A. Subject to the oversight of the Trustees, the advisor has managed each series, since its inception on December 20, 1999, in accordance with the terms of the Current Advisory Agreement. No change is being proposed to the Current Advisory Agreement. Consequently, the agreement you are being asked to approve is identical to the agreement that is presently in force between the advisor and the Fund. The Current Advisory Agreement was most recently approved by the Board of Trustees, including the Disinterested Trustees, on May 23, 2000.


INFORMATION ABOUT THE ADVISOR

     Phoenix Variable Advisors, Inc. (the "Advisor") serves as investment advisor to The Phoenix Edge Series Fund. The principal office of the advisor is located at One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056. All of the outstanding shares of the advisor are owned by PM Holdings Inc. which is a wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company. The principal offices of Phoenix Home Life and PM Holdings are located at One American Row, Hartford, Connecticut 06102-5056.

     The advisor has been established to be the investment advisor for those series of the Fund that are or will be sub-advised by unaffiliated investment managers. The advisor's responsibilities is to provide prompt and intensive review and evaluation of the performance of each of these subadvisors against its peer group, and to monitor the manager's consistency with stated investment strategies and level of risk. The advisor will recommend a new subadvisor whenever the performance of a series becomes substandard for a significant period of time.

     The Directors and Principal Executive Officers of the advisor are listed below. The address of each officer is One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056.

------------------------------------------------------------------------------------------------------------------------------
DIRECTORS AND EXECUTIVE OFFICERS         POSITION WITH THE ADVISOR                PRINCIPAL OCCUPATION
------------------------------------------------------------------------------------------------------------------------------
Yeh-Cheng Simon Tan                      President                                Executive Vice President, Life and Annuity
                                                                                  Products and Operations
------------------------------------------------------------------------------------------------------------------------------
Dona D. Young                            Director                                 President
------------------------------------------------------------------------------------------------------------------------------
Philip R. McLoughlin                     Director                                 Executive Vice President, Investments
------------------------------------------------------------------------------------------------------------------------------
Robert W. Fiondella                      Director                                 Chairman of the Board and Chief Executive
                                                                                  Officer
------------------------------------------------------------------------------------------------------------------------------
Edwin L. Kerr                            Assistant Secretary & Vice President     Counsel
------------------------------------------------------------------------------------------------------------------------------
Doreen A. Bonner                         Vice President, Compliance               Director, Product and Market Development
------------------------------------------------------------------------------------------------------------------------------
Raymond E. Cummings, Jr.                 Treasurer                                Vice President and Treasurer
------------------------------------------------------------------------------------------------------------------------------
John H. Beers                            Secretary                                Vice President, Chief Compliance Officer
                                                                                  and Secretary
------------------------------------------------------------------------------------------------------------------------------
Susan L. Guazzelli                       Assistant Treasurer                      Director and Assistant Treasurer
------------------------------------------------------------------------------------------------------------------------------
Marlene Luebeck                          Assistant  Treasurer                     Director, Corporate Tax
------------------------------------------------------------------------------------------------------------------------------

INFORMATION ABOUT THE CURRENT ADVISORY AGREEMENT

     The Current Advisory Agreement provides that the advisor shall furnish continuously an investment program for the series, and shall manage the investment and reinvestment of the assets of the series subject at all times to the supervision of the Trustees. The advisor, at its expense, also furnishes to the Fund adequate office space and facilities and certain administrative services, including the services of any member of its staff who serves as an officer of the Fund. All costs and expenses (other than those specifically referred to as being borne by the advisor) incurred in the operation of the Fund are borne by the Fund.

     The following table sets forth the annual rate of the investment advisory fee (as a percentage of average daily net assets) presently paid by each series to the advisor under the Current Advisory Agreement. Each fee is calculated daily and paid monthly. These fees will remain the same if Proposal No. 1 is approved by shareholders.

--------------------------------------------------------------------------------
                         SERIES                          INVESTMENT ADVISORY FEE
--------------------------------------------------------------------------------
Phoenix-Bankers Trust Dow 30 Series....................            .35%
--------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond Series..........            .60%
--------------------------------------------------------------------------------
Phoenix-Janus Equity Income Series.....................            .85%
--------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series...................            .80%
--------------------------------------------------------------------------------
Phoenix-Janus Growth Series............................            .85%
--------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity Series.............            .85%
--------------------------------------------------------------------------------
Phoenix-Schafer Mid-Cap Value..........................           1.05%
--------------------------------------------------------------------------------

     For the fiscal year ended December 31, 1999, each series paid the advisor an aggregate fee for advisory services as follows:

--------------------------------------------------------------------------------
                         SERIES                          AGGREGATE ADVISORY FEE
--------------------------------------------------------------------------------
Phoenix-Bankers Trust Dow 30...........................             $775
--------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond.................           $1,301
--------------------------------------------------------------------------------
Phoenix-Janus Equity Income............................             $778
--------------------------------------------------------------------------------
Phoenix-Janus Flexible Income..........................           $1,790
--------------------------------------------------------------------------------
Phoenix-Janus Growth...................................             $850
--------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity....................           $1,932
--------------------------------------------------------------------------------
Phoenix-Schafer Mid-Cap Value..........................          $90,746
--------------------------------------------------------------------------------

     The Current Advisory Agreement will continue in force from year to year if approved by vote of a majority of the outstanding voting securities of each series or by vote of a majority of the Trustees, including the vote of a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Current Advisory Agreement will terminate automatically upon its assignment (within the meaning of the 1940 Act) and may be terminated at any time, without payment of any penalty, either by the Trustees, or, as to each series, by a vote of a majority of the outstanding voting securities of such series or by the advisor upon sixty (60) days' written notice to the Fund.

CONCLUSION

     The Trustees are asking shareholders to approve the Current Advisory Agreement as it presently exists. The Trustees are not proposing to modify, amend or change the Current Advisory Agreement in any respect. The Trustees, including the Disinterested Trustees, previously reviewed the Current Advisory Agreement, and other materials relating to that Agreement, and found that the terms of, and the compensation to be paid by each series under, the Current Advisory Agreement is fair and reasonable and that the retention of the advisor would be in the best interests of each series and its shareholders.

                      THE TRUSTEES RECOMMEND THAT YOU VOTE
                              "FOR" PROPOSAL NO. 1

     If Proposal No. 1 is not approved by shareholders of any series, the Trustees will determine the appropriate actions to be taken with respect to such series' management arrangements at that time.

PROPOSAL NO. 2:   TO APPROVE OR DISAPPROVE THE CURRENT SUB-ADVISORY AGREEMENT
                  BETWEEN THE ADVISOR AND BANKERS TRUST COMPANY


    ONLY SHAREHOLDERS OF THE PHOENIX-BANKERS TRUST DOW 30 SERIES ARE ENTITLED
                            TO VOTE ON THIS PROPOSAL


     The Board of Trustees is asking the shareholders of the Phoenix-Bankers Trust Dow 30 Series (the "Bankers Trust Series") to approve the Current Subadvisory Agreement between Bankers Trust Company ("Bankers Trust") and the advisor, dated December 15, 1999 (the "Current Bankers Trust Subadvisory Agreement"). The Current Bankers Trust Subadvisory Agreement is attached to this Proxy Statement as Appendix B. Subject to the oversight of the Trustees and the advisor, Bankers Trust has provided subadvisory services to the Bankers Trust Series, since its inception on December 20, 1999, in accordance with the terms of the Current Bankers Trust Subadvisory Agreement. No change is being proposed to the Current Bankers Trust Subadvisory Agreement. Consequently, the agreement you are being asked to approve is identical to the agreement that is presently in force between the advisor and Bankers Trust Company. The Bankers Trust Subadvisory Agreement was most recently approved by the Board of Trustees, including the Disinterested Trustees, on May 23, 1999.


INFORMATION ABOUT BANKERS TRUST COMPANY

     Bankers Trust currently serves as subadvisor to the Bankers Trust Series pursuant to the terms of the Current Bankers Trust Subadvisory Agreement. Bankers Trust is a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006 and is an indirect subsidiary of Deutsche Bank AG ("Deutsche Bank"), which has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. Deutsche Bank is split into 5 business divisions, including Deutsche Asset Management. Deutsche Asset Management has four divisions, one of which, the Americas division, encompasses the investment management capabilities of Bankers Trust. At March 31, 2000, Deutsche Asset Management had $578 billion in assets under management globally; and in the U.S., Deutsche Asset Management is responsible for $253.5 billion in client assets. As of March 31, 2000, Bankers Trust Company had approximately $223.8 billion in assets under management.

     Deutsche Asset Management is a wholly-owned subsidiary of Deutsche Bank AG and is the world's fourth largest investment manager, with over $500 billion under management globally and approximately $300 billion managed for clients in the America's Division. Deutsche Asset Management is also the marketing name for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management Investment Services Limited.

     The Directors and Principal Executive Officers of Bankers Trust are listed below. The address of each is 130 Liberty Street, New York, New York 10006.

----------------------------------------------------------------------------------------------------------------
DIRECTORS AND EXECUTIVE
OFFICERS                         POSITION WITH THE ADVISOR             PRINCIPAL OCCUPATION
----------------------------------------------------------------------------------------------------------------
Josef Ackermann                  Chairman of the Board & Chief         Member, Board or Managing Directors,
                                 Executive Officer                     Deutsche Bank AG
----------------------------------------------------------------------------------------------------------------
Robert B. Allardice III          Director                              Advisory Director, Deutsche Bank
                                                                       Americas Holding Corp.
----------------------------------------------------------------------------------------------------------------
Hans H. Angemueller              Director                              "Of Counsel," Sheaman & Sterling
----------------------------------------------------------------------------------------------------------------
George B. Beitzel                Director                              Private Investor
----------------------------------------------------------------------------------------------------------------
Yves de Balmann                  Vice Chairman                         Co-chairman & Co-chief Executive
                                                                       Officer, DB Alex. Brown LLC
----------------------------------------------------------------------------------------------------------------
William R. Howell                Director                              Chairman Emeritus, J.C. Penney Company,
                                                                       Inc.
----------------------------------------------------------------------------------------------------------------
Hermann-Josef Lamberti           Director & Vice Chairman              Executive Vice President, Deutsche Bank
                                                                       AG
----------------------------------------------------------------------------------------------------------------
Troland S. Link                  General Counsel                       General Counsel of Deutsche Bank North
                                                                       America
----------------------------------------------------------------------------------------------------------------
Rodney A. McLauchlan             Executive Vice President              Executive Vice President, Bankers Trust
                                                                       Company
----------------------------------------------------------------------------------------------------------------
John A. Ross                     President & Director                  Chief Executive Officer of the
                                                                       Americas, Deutsche Bank AG
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
DIRECTORS AND EXECUTIVE
OFFICERS                         POSITION WITH THE ADVISOR             PRINCIPAL OCCUPATION
----------------------------------------------------------------------------------------------------------------
Mayo A. Shattuck III             Vice Chairman                         Co-chairman & Co-chief Executive
                                                                       Officer, DB Alex. Brown LLC
----------------------------------------------------------------------------------------------------------------

     No officer or trustee of the Fund is an officer, employee, director or shareholder of Bankers Trust. No officer or trustee of the Fund owns securities or has any other material direct or indirect interest in Bankers Trust or is a person controlling, controlled by or under common control with Bankers Trust.

INFORMATION ABOUT THE CURRENT BANKERS TRUST SUBADVISORY AGREEMENT

     Under the Current Bankers Trust Subadvisory Agreement, Bankers Trust, subject to the direction and control of the advisor and the Board of Trustees, determines the securities to be purchased and sold by the Bankers Trust Series, arranges for their purchase and sale and renders other assistance in formulating and implementing the investment program of the Bankers Trust Series. Bankers Trust furnishes and pays for all facilities, equipment and supplies required to carry out its responsibilities under the Current Bankers Trust Subadvisory Agreement, including office space, furniture and personnel.

     The Current Bankers Trust Subadvisory Agreement also provides that Bankers Trust has the authority and discretion to select brokers and dealers to execute transactions for the Bankers Trust Series and to select the markets on or in which those transactions will be executed. In placing orders for the sale and purchase of securities for the Bankers Trust Series, Bankers Trust's primary responsibility is to seek the best execution of orders at the most favorable prices. However, this responsibility does not obligate Bankers Trust to solicit competitive bids for each transaction or to seek the lowest available commission, so long as Bankers Trust reasonably believes that the broker or dealer selected can be expected to obtain best execution on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of brokerage and research services provided by the broker or dealer to Bankers Trust, viewed in terms of either that particular transaction or of Bankers Trust's overall responsibilities with respect to its clients, including the Bankers Trust Series, notwithstanding that the Bankers Trust Series may not be the direct or exclusive beneficiary of those services or that another broker may be willing to charge the Bankers Trust Series a lower commission on the particular transaction.

     Under the Current Bankers Trust Subadvisory Agreement, in consideration of the advisory services it provides, the advisor pays Bankers Trust a fee at the annual rate of 0.10% of the average daily net assets of the Bankers Trust Series. The fee is calculated daily and paid monthly out of the fee the advisor receives from the Fund. This fee will remain the same if Proposal No. 2 is approved by shareholders. For the fiscal year ended December 31, 1999, the advisor paid Bankers Trust an aggregate fee of $152 for advisory services.


CONCLUSION

         The Trustees are asking shareholders of the Bankers Trust Series to approve the Current Bankers Trust Subadvisory Agreement as it presently exists. The Trustees are not proposing to modify, amend or change the Current Bankers Trust Subadvisory Agreement in any respect. The Trustees, including the Disinterested Trustees, previously reviewed the Current Bankers Trust Subadvisory Agreement, and other materials relating to that Agreement, and found that the terms of, and the compensation to be paid by the Bankers Trust Series under, the Current Bankers Trust Subadvisory Agreement is fair and reasonable and that the retention of Bankers Trust, as subadvisor, would be in the best interests of the Bankers Trust Series and its shareholders.


                      THE TRUSTEES RECOMMEND THAT YOU VOTE
                              "FOR" PROPOSAL NO. 2

     If Proposal No. 2 is not approved by shareholders of the Bankers Trust Series, the Trustees will determine the appropriate actions to be taken with respect to such series' subadvisory arrangements at that time. Approval of Proposal No. 2 is contingent upon the approval of Proposal No. 1 by the shareholders of the Bankers Trust Series.

PROPOSAL NO. 3:   TO APPROVE OR DISAPPROVE THE CURRENT SUB-ADVISORY AGREEMENT
                  BETWEEN THE ADVISOR AND FEDERATED INVESTMENT MANAGEMENT
                  COMPANY

     ONLY SHAREHOLDERS OF THE PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES
                     ARE ENTITLED TO VOTE ON THIS PROPOSAL

     The Board of Trustees is asking the shareholders of the Phoenix-Federated U.S. Government Bond Series (the "Federated Series") to approve the Current Subadvisory Agreement between Federated Investment Management Company ("Federated") and the advisor, dated December 15, 1999 (the "Current Federated Subadvisory Agreement"). The Current Federated Subadvisory Agreement is attached to this Proxy Statement as Appendix C. Subject to the oversight of the Trustees and the advisor, Federated has provided subadvisory services to the Federated Series, since its inception on December 20, 1999 in accordance with the terms of the Current Federated Subadvisory Agreement. No change is being proposed to the Current Federated Subadvisory Agreement. Consequently, the agreement you are being asked to approve is identical to the agreement that is presently in force between the advisor and Federated. The Federated Subadvisory Agreement was most recently approved by the Board of Trustees, including the Disinterested Trustees, on May 23, 1999.


INFORMATION ABOUT FEDERATED INVESTMENT MANAGEMENT COMPANY

     Federated currently serves as subadvisor to the Federated Series pursuant to the terms of the Current Federated Subadvisory Agreement. Federated, a Delaware business trust with principal offices at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222, is a wholly-owned subsidiary of Federated Investors, Inc. Federated and other subsidiaries of Federated Investors Inc. advise approximately 180 mutual funds and separate accounts which total approximately $125 billion in assets as of December 31,1999.

     The Trustees and Principal Executive Officers of Federated are listed below. The address of each is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222.

----------------------------------------------------------------------------------------------------------------
TRUSTEES AND EXECUTIVE
OFFICERS                         POSITION WITH THE ADVISOR               PRINCIPAL OCCUPATION
----------------------------------------------------------------------------------------------------------------
John F. Donahue                  Chairman                                Director & Chairman
----------------------------------------------------------------------------------------------------------------
John C. Donahue                  Trustee, President, Chief Executive     Director, Chief Executive Officer &
                                 Officer & Chief Operating Officer       President
----------------------------------------------------------------------------------------------------------------
Mark D. Olson                    Trustee                                 Trustee
----------------------------------------------------------------------------------------------------------------
William D. Dawson III            Trustee, Executive Vice President       Vice President
----------------------------------------------------------------------------------------------------------------
John T. Madden                   Trustee, Executive Vice President       Vice President
----------------------------------------------------------------------------------------------------------------
Henry A. Frantzen                Trustee, Executive Vice President       Vice President
----------------------------------------------------------------------------------------------------------------
Thomas R. Donahue                Trustee, Treasurer, Chief Financial     Director, Chief Financial Officer,
                                 Officer & Assistant Secretary           Vice President, Treasurer & Assistant
                                                                         Secretary
----------------------------------------------------------------------------------------------------------------

     No officer or trustee of the Fund is an officer, employee, trustee or shareholder of Federated. No officer or trustee of the Fund owns securities or has any other material direct or indirect interest in Federated or is a person controlling, controlled by or under common control with Federated.


INFORMATION ABOUT THE CURRENT FEDERATED SUBADVISORY AGREEMENT

     Under the terms of the Current Federated Subadvisory Agreement, Federated has agreed, subject to the direction and control of the advisor and the Trustees, to invest and manage the assets of the Federated Series in accordance with the Federated Series' investment objectives and policies. Federated provides an investment program for the Federated Series consistent with the series' investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the advisor and the Trustees. In managing the Federated Series, Federated uses its best professional judgment to make investment decisions for the Federated Series in accordance with the provisions of the Current Federated Subadvisory Agreement.

     Federated has agreed to use its best efforts to obtain execution of transactions for the Federated Series at prices which are advantageous to the Federated Series and at commission rates that are reasonable in relation to the services received. Federated may, however, select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Federated Series or other clients of Federated or its affiliated persons. In selecting brokers and dealers to execute transactions, Federated may also consider the reliability, integrity and financial condition of the broker or dealer and the size and difficulty of executing the order.

     Under the Current Federated Subadvisory Agreement, in consideration of the advisory services it provides, the advisor pays Federated a fee based on the average daily net assets of the Federated Series at an annual rate of 0.30% up to first $25 million in assets, 0.25% on the next $25 million in assets and 0.20% on the next $50 million in assets. The annual fee rate becomes negotiable once the Federated Series reaches $100 million in assets. The fee is calculated daily and paid monthly. This fee will remain the same if Proposal No. 3 is approved by shareholders. For the fiscal year ended December 31, 1999, the advisor paid Federated an aggregate fee of $447 for advisory services.


CONCLUSION

     The Trustees are asking shareholders of the Federated Series to approve the Current Federated Subadvisory Agreement as it presently exists. The Trustees are not proposing to modify, amend or change the Current Federated Subadvisory Agreement in any respect. The Trustees, including the Disinterested Trustees, previously reviewed the Current Federated Subadvisory Agreement, and other materials relating to that Agreement, and found that the terms of, and the compensation to be paid by the Federated Series under, the Current Federated Subadvisory Agreement is fair and reasonable and that the retention of Federated, as subadvisor, would be in the best interests of the Federated Series and its shareholders.


                      THE TRUSTEES RECOMMEND THAT YOU VOTE
                              "FOR" PROPOSAL NO. 3

     If Proposal No. 3 is not approved by shareholders of the Federated Series, the Trustees will determine the appropriate actions to be taken with respect to such series' subadvisory arrangements at that time. Approval of Proposal No. 3 is contingent upon the approval of Proposal No. 1 by the shareholders of the Federated Series.

PROPOSAL NO. 4:   TO APPROVE OR DISAPPROVE THE CURRENT SUBADVISORY AGREEMENT
                  BETWEEN THE ADVISOR AND JANUS CAPITAL CORPORATION


 ONLY SHAREHOLDERS OF THE PHOENIX-JANUS EQUITY INCOME SERIES, THE PHOENIX-JANUS
   FLEXIBLE INCOME SERIES AND THE PHOENIX-JANUS GROWTH SERIES ARE ENTITLED TO
                VOTE ON THIS PROPOSAL AND SHAREHOLDERS OF EACH OF
                        THOSE SERIES WILL VOTE SEPARATELY

     The Board of Trustees is asking the shareholders of the Phoenix-Janus Equity Income Series, the Phoenix-Janus Flexible Income Series and the Phoenix-Janus Growth Series (collectively, the "Janus Series") to approve the Current Subadvisory Agreement between Janus Capital Corporation ("Janus") and the advisor, dated December 15, 1999 (the "Current Janus Subadvisory Agreement"). Shareholders of each Janus Series will vote separately on this proposal. The Current Janus Subadvisory Agreement is attached to this Proxy Statement as Appendix D. Subject to the oversight of the Trustees and the advisor, Janus has provided subadvisory services to the Janus Series, since their inception on December 20, 1999, in accordance with the terms of the Current Janus Subadvisory Agreement. No change is being proposed to the Current Janus Subadvisory Agreement. Consequently, the agreement you are being asked to approve is identical to the agreement that is presently in force between the advisor and Janus. The Janus Subadvisory Agreement was most recently approved by the Board of Trustees, including the Disinterested Trustees, on May 23, 1999.


INFORMATION ABOUT JANUS CAPITAL CORPORATION

     Janus currently serves as the subadvisor to the Janus Series pursuant to the terms of the Current Janus Subadvisory Agreement. Janus is located at 100 Fillmore Street, Denver, Colorado 80206. Janus acts as a subadvisor to approximately 40 series of mutual funds and acts as an investment advisor to institutions and individuals. As of December 31, 1999, Janus had $248.8 billion under management. Stilwell Financial Inc. ("Stilwell") owns approximately 81.5% of the outstanding voting stock of Janus. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. Thomas H. Bailey, President and Chairman of the Board of Janus, owns approximately 12% of Janus' voting stock.

     The Directors and Principal Executive Officers of Janus are listed below. The address of each is 100 Fillmore Street, Denver, Colorado 80206.

-------------------------------------------------------------------------------------------------------------------------------
DIRECTORS AND PRINCIPAL
EXECUTIVE OFFICERS            POSITION WITH THE ADVISOR                        PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------------------------------------------------------
Thomas H. Bailey              President, Director, Chairman of the Board &     President, Director, Chairman of the Board &
                              Chief Executive Officer                          Chief Executive Officer
-------------------------------------------------------------------------------------------------------------------------------
Thomas A. Early               Vice President & General Counsel                 Vice President, General Counsel & Secretary
-------------------------------------------------------------------------------------------------------------------------------
Michael E. Herman             Director                                         Director
-------------------------------------------------------------------------------------------------------------------------------
Marjorie G. Hurd              Vice President & Chief Operations Officer        Vice President
-------------------------------------------------------------------------------------------------------------------------------
Thomas A. McDonnell           Director                                         Director
-------------------------------------------------------------------------------------------------------------------------------

     No officer or trustee of the Fund is an officer, employee, director or shareholder of Janus. No officer or trustee of the Fund owns securities or has any other material direct or indirect interest in Janus or is a person controlling, controlled by or under common control with Janus.


INFORMATION ABOUT THE CURRENT JANUS SUBADVISORY AGREEMENT

     Under the terms of the Current Janus Subadvisory Agreement, Janus has the exclusive authority to manage the investment and reinvestment of the assets of the Janus Series, subject to the direction and control of the advisor and the Trustees. Janus provides an investment program for each Janus Series consistent with the Series' investment objectives based upon the development, review and adjustment of investment policies approved from time to time by the Board of Trustees and the advisor in consultation with Janus. Janus has agreed to use its best professional judgment to make investment decisions for the Janus Series in accordance with the terms of the Current Janus Subadvisory Agreement.

     Unless instructed otherwise by the advisor, Janus places all orders for the purchase and sale of investments for the Janus Series with brokers or dealers selected by Janus, which may include brokers or dealers affiliated with Janus. Janus uses its best efforts to obtain execution of transactions at prices that are advantageous to the Janus Series and at commission rates that are reasonable in relation to the benefits received. However, Janus may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to a Janus Series or other accounts serviced by Janus. Janus may place transactions with a broker or dealer with whom it has negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities that Janus and its affiliates have with respect to the Janus Series and to other accounts over which Janus exercises investment discretion. Not all services or products provided by brokers or dealers that are generated with Janus Series commissions will necessarily be used by Janus in managing the Janus Series.

     Under the Current Janus Subadvisory Agreement, in consideration of the advisory services it provides, the advisor pays Janus a separate fee for each Janus Series based on the average daily net assets of each such series. Each fee is calculated daily and paid monthly. The advisor pays Janus as follows:

------------------------------------------------- ------------------------ ----------------------- -------------------------------
                     SERIES                         UP TO $100 MILLION       NEXT $400 MILLION       IN EXCESS OF $500 MILLION
------------------------------------------------- ------------------------ ----------------------- -------------------------------
Phoenix-Janus Equity Income.................               .55%                     .50%                        .45%
------------------------------------------------- ------------------------ ----------------------- -------------------------------
Phoenix-Janus Flexible Income...............               .55%                     .50%                        .45%
------------------------------------------------- ------------------------ ----------------------- -------------------------------
Phoenix-Janus Growth........................               .55%                     .50%                        .45%
------------------------------------------------- ------------------------ ----------------------- -------------------------------

      These fees will remain the same if Proposal No. 4 is approved by shareholders. For the fiscal year ended December 31, 1999, the advisor paid Janus an aggregate fee for advisory services as follows:

-----------------------------------------------------------------------------------------------
                             SERIES                                 AGGREGATE ADVISORY FEE
-----------------------------------------------------------------------------------------------
Phoenix-Janus Equity Income.....................................               $342
-----------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income...................................               $840
-----------------------------------------------------------------------------------------------
Phoenix-Janus Growth............................................               $355
-----------------------------------------------------------------------------------------------


OTHER EQUITY INCOME FUNDS MANAGED BY JANUS

----------------------------------------------------------------------------------------------------------------

                            FUND NAME                                  NET ASSETS            COMPENSATION
                                                                     (AS OF 8/31/00)
----------------------------------------------------------------------------------------------------------------
Janus Investment Fund - Equity Income Fund                            $1,108,800,000        .65% of total assets
----------------------------------------------------------------------------------------------------------------
Janus Aspen Series - Equity Income Portfolio                             $17,900,000     .65% of total assets(1)
----------------------------------------------------------------------------------------------------------------
Janus Adviser Series - Janus Adviser Equity Income Fund                   $1,400,000     .65% of total assets(2)
----------------------------------------------------------------------------------------------------------------

(1)Janus Capital has agreed to reimburse the Janus Aspen Equity Income Portfolio by the amount, if any, that its normal operating expenses in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.25% of the average daily net assets of the portfolio until at least the next annual renewal of the advisory agreements. The waiver is first applied against the management fee and then against other expenses.
(2)Until at least July 31, 2003, Janus Capital has agreed to reimburse the Janus Adviser Equity Income Fund by the amount, if any, that its normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the annual rate of 1.25%.


OTHER FLEXIBLE INCOME FUNDS MANAGED BY JANUS


-------------------------------------------------------------------------------------------------------------------------
                             FUND NAME                                   NET ASSETS               COMPENSATION
                                                                      (AS OF 8/31/00)
-------------------------------------------------------------------------------------------------------------------------
Index Series Fund - Index JCC Flexible Income Fund                       $36,338,010              .45% first $100 million
                                                                                                   .40% next $150 million
                                                                                                           .35% on excess
-------------------------------------------------------------------------------------------------------------------------

                                       14

-------------------------------------------------------------------------------------------------------------------------
                             FUND NAME                                   NET ASSETS               COMPENSATION
                                                                      (AS OF 8/31/00)
-------------------------------------------------------------------------------------------------------------------------
Janus Investment Fund - Flexible Income Fund                          $1,090,600,000           .65% first $300 million(3)
                                                                                                   .55% over $300 million
-------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series - Flexible Income Portfolio                          $216,700,000           .65% first $300 million(4)
                                                                                                   .55% over $300 million
-------------------------------------------------------------------------------------------------------------------------
Janus Adviser Series - Janus Adviser Flexible Income Fund                 $1,300,000           .65% first $300 million(5)
                                                                                                   .55% over $300 million
-------------------------------------------------------------------------------------------------------------------------

----------------------------------
(3)Janus Capital has agreed to waive the advisory fee payable by the Flexible Income Fund in an amount equal to the amount, if any, that its normal operating expenses chargeable to its income account in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1% of the average daily net assets for a fiscal year for the Flexible Income Fund. The waiver is first applied against the management fee and then against other expenses.
(4)Janus Capital has agreed to waive the advisory fee payable by the Janus Aspen Flexible Income Portfolio in an amount equal to the amount, if any, that its normal operating expenses in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1% of the average daily net assets for a fiscal year. The waiver is first applied against the management fee and then against other expenses.
(5)Until at least July 31, 2003, Janus Capital has agreed to reimburse the Janus Adviser Flexible Income Fund by the amount, if any, that its normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the annual rate of .70%.



OTHER GROWTH FUNDS MANAGED BY JANUS

--------------------------------------------------------------------------------------------------------------------------------
                              FUND NAME                                   NET ASSETS                  COMPENSATION
                                                                        (AS OF 8/31/00)
--------------------------------------------------------------------------------------------------------------------------------
Janus Investment Fund - Janus Fund                                        $50,850,600,000                  .65% of total assets
--------------------------------------------------------------------------------------------------------------------------------
Jefferson Pilot Variable Funds, Inc. - Capital Growth Portfolio              $431,614,252            .70% on first $200 million
                                                                                                      .65% on next $1.1 billion
                                                                                               .60% on assets over $1.3 billion
--------------------------------------------------------------------------------------------------------------------------------
Equitable - EQ/Janus Large Cap Growth Portfolio(6)                                                      .55% first $100 million
                                                                                                         .50% next $400 million
                                                                                                         .45% over $500 million
--------------------------------------------------------------------------------------------------------------------------------

-----------------------
(6) Opened on September 1, 2000

CONCLUSION

     The Trustees are asking shareholders of each Janus Series to approve the Current Janus Subadvisory Agreement as it presently exists. The Trustees are not proposing to modify, amend or change the Current Janus Subadvisory Agreement in any respect. The Trustees, including the Disinterested Trustees, previously reviewed the Current Janus Subadvisory Agreement, and other materials relating to that Agreement, and found that the terms of, and the compensation to be paid by each Janus Series under the Current Janus Subadvisory Agreement is fair and reasonable and that the retention of Janus, as subadvisor, would be in the best interests of each Janus Series and its shareholders.

                      THE TRUSTEES RECOMMEND THAT YOU VOTE
                              "FOR" PROPOSAL NO. 4


     If Proposal No. 4 is not approved by shareholders of any Janus Series, the Trustees will determine the appropriate actions to be taken with respect to such series' subadvisory arrangements at that time. For each Janus Series, approval of Proposal No. 4 is contingent upon the approval of Proposal No. 1 by the shareholders of each Janus Series.

PROPOSAL NO. 5:   TO APPROVE OR DISAPPROVE THE CURRENT SUB-ADVISORY AGREEMENT
                  BETWEEN THE ADVISOR AND MORGAN STANLEY DEAN WITTER INVESTMENT
                  MANAGEMENT, INC.


      ONLY SHAREHOLDERS OF THE PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES
                     ARE ENTITLED TO VOTE ON THIS PROPOSAL

     The Board of Trustees is asking the shareholders of the Phoenix-Morgan Stanley Focus Equity Series (the "Morgan Stanley Series") to approve the Current Subadvisory Agreement between Morgan Stanley Dean Witter Investment Management Inc. ("Morgan Stanley") and the advisor (the "Current Morgan Stanley Subadvisory Agreement"), dated December 14, 1999. The Current Morgan Stanley Subadvisory Agreement is attached to this Proxy Statement as Appendix E. Subject to the oversight of the Trustees and the advisor, Morgan Stanley has provided subadvisory services to the Morgan Stanley Series, since its inception on December 20, 1999, in accordance with the terms of the Current Morgan Stanley Subadvisory Agreement. No change is being proposed to the Current Morgan Stanley Subadvisory Agreement. Consequently, the agreement you are being asked to approve is identical to the agreement that is presently in force between the advisor and Morgan Stanley. The Morgan Stanley Subadvisory Agreement was most recently approved by the Board of Trustees, including the Disinterested Trustees, on May 23, 1999.


INFORMATION ABOUT MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.

     Morgan Stanley currently serves as subadvisor to the Morgan Stanley Series pursuant to the terms of the Current Morgan Stanley Subadvisory Agreement. Its principal offices are located at 1221 Avenue of the Americas, New York, New York 10020. Morgan Stanley conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. The parent company of Morgan Stanley is Morgan Stanley Dean Witter & Co., a globally diversified financial services firm. Morgan Stanley Dean Witter & Co. is a publicly traded company, whose shares trade on the New York Stock Exchange under the ticker MWD. Morgan Stanley is a Registered Investment Adviser under the Investment Advisers Act of 1940. At December 31, 1999, Morgan Stanley, together with its affiliated institutional asset management companies, managed assets of approximately $184.8 billion, including assets under fiduciary advice.

     The Directors and Principal Executive Officers of Morgan Stanley are listed below. The address of each is 1221 Avenue of the Americas, New York, New York 10020.

-------------------------------------------------------------------------------------------------------------------------------
DIRECTORS AND EXECUTIVE
OFFICERS                      POSITION WITH THE ADVISOR                        PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------------------------------------------------------
Barton M. Biggs               Chairman & Director                              Managing Director
-------------------------------------------------------------------------------------------------------------------------------
Richard B. Worley             President & Chief Executive Officer              Managing Director
-------------------------------------------------------------------------------------------------------------------------------



     No officer or trustee of the Fund is an officer, employee, director or shareholder of Morgan Stanley. No officer or trustee of the Fund owns securities or has any other material direct or indirect interest in Morgan Stanley or is a person controlling, controlled by or under common control with Morgan Stanley.


INFORMATION ABOUT THE CURRENT MORGAN STANLEY SUBADVISORY AGREEMENT

     Under the terms of the Morgan Stanley Subadvisory Agreement, Morgan Stanley manages the investment and reinvestment of the assets of the Morgan Stanley Series, subject to the direction and control of the advisor and the Trustees. Morgan Stanley manages the series in conformity with the series' investment objectives, policies and restrictions. Morgan Stanley is authorized, in its discretion and without prior consultation with the advisor, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Morgan Stanley Series. In managing the Morgan Stanley Series, Morgan Stanley uses it best professional judgment to make investment decisions for the series in accordance with the provisions of the Current Morgan Stanley Subadvisory Agreement. Morgan Stanley pays its own expenses incurred in furnishing services to the Morgan Stanley Series.

     Unless instructed otherwise by the advisor, Morgan Stanley places all orders for the purchase and sale of securities for the Morgan Stanley Series with brokers or dealers selected by Morgan Stanley, which may include brokers or dealers affiliated with Morgan Stanley. Morgan Stanley may aggregate purchase or sell orders for the Morgan Stanley Series with contemporaneous purchase or sell orders of other clients of Morgan Stanley. Morgan Stanley uses its best efforts to obtain execution of transactions for the Morgan Stanley Series at prices that are advantageous to the series and at commission rates that are reasonable in relation to the benefits received.

     Under the Current Morgan Stanley Subadvisory Agreement, in consideration of the advisory services it provides, the advisor pays Morgan Stanley a fee based on the average daily net assets of the Morgan Stanley Series at an annual rate of 0.55% up to first $150 million in assets, 0.45% on the next $150 million in assets and 0.40% on assets in excess of $300 million. The fee is calculated daily and paid monthly. This fee will remain the same if Proposal No. 5 is approved by shareholders. For the fiscal year ended December 31, 1999, the advisor paid Morgan Stanley an aggregate fee of $851 for advisory services.

OTHER FOCUS EQUITY FUNDS MANAGED OR SUBADVISED BY MORGAN STANLEY

-----------------------------------------------------------------------------------------------------------------------------------
                                     NET ASSETS
FUND NAME                          (as of 8/31/00)    COMPENSATION                           WAIVERS AND REIMBURSEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
Van Kampen Focus Equity Fund(7)      558,801,529    Morgan Stanley receives 50% of
                                                    compensation actually received              No
                                                    by Investment Manager after applicable
                                                    waivers/reimbursements. Management
                                                    fee: 1.00% for $0-500MM; 0.95% for the
                                                    next 500MM-1BN; 0.90% for assets over
                                                    $1BN
-----------------------------------------------------------------------------------------------------------------------------------
LSA Variable Series                    8,035,708    0.50% for $0-150MM; 0.45% for next         No
Trust-Focused Equity Fund(8)                        100-250MM; 0.40% for next 250-500MM;
                                                    0.35% for assets in excess of $500MM
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter           147,438,000    0.80% on all assets                        Adviser has agreed to reduce
Institution Fund, Inc.                                                                         management fee or reimburse the
Focus Equity Portfolio Class A(9)                                                              Portfolio so that total operating
                                                                                               expenses will not exceed 1.00%; 1999
                                                                                               Management fee: 0.80%
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter            23,582,000    0.80% on all assets                        Adviser has agreed to reduce
Institution Fund, Inc.                                                                         management fee or reimburse the
Focus Equity Portfolio Class B(9)                                                              Portfolio so that total operating
                                                                                               expenses will not exceed 1.25%; 1999
                                                                                               Management fee: 0.80%
-----------------------------------------------------------------------------------------------------------------------------------

----------------
(7) Affiliated Subadvised Funds
(8) Non-affiliated Subadvised Fund
(9) Proprietary Funds


CONCLUSION

     The Trustees are asking shareholders of the Morgan Stanley Series to approve the Current Morgan Stanley Subadvisory Agreement as it presently exists. The Trustees are not proposing to modify, amend or change the Current Morgan Stanley Subadvisory Agreement in any respect. The Trustees, including the Disinterested Trustees, previously reviewed the Current Morgan Stanley Subadvisory Agreement, and other materials relating to that Agreement, and found that the terms of, and the compensation to be paid by the advisor under, the Current Morgan Stanley Subadvisory Agreement is fair and reasonable and that the retention of Morgan Stanley, as subadvisor, would be in the best interests of the Morgan Stanley Series and its shareholders.

                      THE TRUSTEES RECOMMEND THAT YOU VOTE
                              "FOR" PROPOSAL NO. 5

     If Proposal No. 5 is not approved by shareholders of the Morgan Stanley Series, the Trustees will determine the appropriate actions to be taken with respect to such series' subadvisory arrangements at that time. Approval of Proposal No. 5 is contingent upon the approval of Proposal No. 1 by the shareholders of the Morgan Stanley Series.

PROPOSAL NO. 6:   TO APPROVE OR DISAPPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN
                  THE ADVISOR AND SANFORD C. BERNSTEIN & CO., INC. AND A NEW
                  SUBADVISORY  AGREEMENT  BETWEEN THE ADVISOR AND ALLIANCE
                  CAPITAL MANAGEMENT L.P.


   ONLY SHAREHOLDERS OF THE PHOENIX-SCHAFER MID-CAP VALUE SERIES ARE ENTITLED
                            TO VOTE ON THIS PROPOSAL

     The Board of Trustees is asking the shareholders of the Phoenix-Schafer Mid-Cap Value Series (the "Mid-Cap Value Series") to approve a new subadvisory agreement between Sanford C. Bernstein & Co., Inc. ("Bernstein") and the advisor (the "Bernstein Subadvisory Agreement"). The Bernstein Subadvisory Agreement is attached to this Proxy Statement as Appendix 6A. The Board of Trustees is also asking the shareholders of the Mid-Cap Value Series to approve a new subadvisory agreement between Alliance Capital Management L.P. ("Alliance Capital") and the advisor (the "Alliance-Bernstein Subadvisory Agreement").


A.   APPROVAL OF THE BERNSTEIN SUB-ADVISORY AGREEMENT

     Prior to October 1, 2000, Schafer Capital Management, Inc. ("Schafer"), a corporation having its principal place of business at 101 Carnegie Center, Suite 107, Princeton, New Jersey 08540, served as subadvisor of the Mid-Cap Value Series. Schafer had served as the Mid-Cap Value Series' subadvisor since December 20, 1999 pursuant to a Subadvisory Agreement between Schafer and the advisor (the "Schafer Subadvisory Agreement"). As subadvisor, Schafer was responsible for investing the Mid-Cap Value Series' assets in a manner consistent with the terms of the Schafer Subadvisory Agreement and the investment objectives and policies of the Mid-Cap Value Series. The Schafer Subadvisory Agreement was most recently approved by the Board of Trustees, including the Disinterested Trustees, on December 7, 1999. In reliance on Rule 14a-2 under the 1940 Act, the Schafer Subadvisory Agreement has not been submitted to vote of shareholders.

     At a regular meeting of the Board of Trustees held on August 29, 2000, the Trustees considered, at the advisor's recommendation, replacing Schafer as subadvisor of the Mid-Cap Value Series with Bernstein. The Trustees reviewed Schafer's investment performance as subadvisor and considered the advisor's reasons for recommending termination. The Trustees then reviewed the advisor's procedures for selecting new subadvisors. As discussed below under the heading "Evaluation of the Board of Trustees," the Board authorized the advisor to terminate the Schafer Subadvisory Agreement and enter into the new Bernstein Subadvisory Agreement. Accordingly, effective September 30, 2000, the Schafer Subadvisory Agreement will terminate and the advisor will enter into the Bernstein Subadvisory Agreement.

     In accordance with the requirements of the 1940 Act, the Bernstein Subadvisory Agreement must be approved by the shareholders of the Mid-Cap Value Series. Effective October 1, 2000, Bernstein will be serving as the subadvisor to the Mid-Cap Value Series pursuant to a rule under the 1940 Act that permits the Bernstein Subadvisory Agreement to remain in effect for an interim period while that approval is sought, provided that certain conditions are met. The Bernstein Subadvisory Agreement will terminate if it is not approved by shareholders by February 28, 2001.


COMPARISON OF THE SUBADVISORY AGREEMENTS

     The principal business terms of the Schafer and Bernstein Subadvisory Agreements are similar except for the identity of the service provider, the effective date, the termination date and, as described below, the subadvisory fee. The Bernstein Subadvisory Agreement is attached to this Proxy Statement as
Exhibit 6A.

     Both Subadvisory Agreements provide that Schafer and Bernstein (collectively referred to as the "Subadvisors" for purposes of this section) will each use their best professional judgment to make investment decisions for the Mid-Cap Value Series. The subadvisors are responsible for providing and implementing, at their own expense, an investment program for the Mid-Cap Value Series consistent with that series' investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the advisor and the Board of Trustees. The subadvisors are also required to prepare reports demonstrating, among other things, compliance with various procedures applicable to the Mid-Cap Value Series and appropriate diversification of the Mid-Cap Value Series' assets and analyzing the Mid-Cap Value Series' performance.

     Each subadvisor has, under its respective subadvisory agreement, authority and discretion to select brokers and dealers to execute transactions initiated by the subadvisor, and to select the markets on or in which the transactions will be executed. In placing orders for the sale and purchase of securities for the Mid-Cap Value Series, each subadvisor's primary responsibility is to seek the best execution of orders at the most favorable prices. However, this responsibility does not obligate the subadvisor to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Mid-Cap Value Series, so long as the subadvisor reasonably believes that the broker or dealer selected by it can be expected to obtain "best execution" on the particular transaction and determine in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the subadvisor, viewed in terms of either that particular transaction or of the subadvisor's overall responsibilities with respect to its clients, including the Mid-Cap Value Series, as to which the subadvisor exercises investment discretion, notwithstanding that the Mid-Cap Value Series may not be the direct or exclusive beneficiary of any of those services or that another broker may be willing to charge a lower commission on the particular transaction.

     The only material difference between the subadvisory agreements is the fee payable to each subadvisor. The subadvisory agreements require that the fees be calculated daily and paid monthly. Under the Schafer Subadvisory Agreement, until its termination on October 1, 2000, the advisor pays Schafer, a fee based on the average daily net assets of the Mid-Cap Value Series at the following annual rates: 0.85% up to the first $75 million and 0.80% thereafter. For the fiscal year ended December 31, 1999, the advisor paid Schafer $71,110 for subadvisory services. Under the Bernstein Subadvisory Agreement, the advisor will pay Bernstein a fee at the annual rate of 0.80% of the average daily net assets of the Mid-Cap Value Series. Thus, with respect to the first $25 million in assets of the Mid-Cap Value Series, the fee payable by the advisor to Bernstein is five basis points lower than the fee payable by the advisor to Schafer.


INFORMATION ABOUT BERNSTEIN

     Bernstein is a New York corporation and is wholly-owned by Sanford C. Bernstein, Inc., a closely-held Delaware holding corporation. Sanford Bernstein is controlled by its Board of Directors which consists of the following individuals: Andrew S. Adelson, Kevin R. Brine, Charles C. Cahn, Jr., Marilyn Goldstein Fedak, Arthur W. Fried, Michael L. Goldstein, Roger Hertog, Thomas S. Hexner, Gerald M. Lieberman, Marc O. Mayer, Jean Margo Reid, Lewis A. Sanders, and Francis H. Trainer, Jr. The principal business address of Bernstein and Sanford Bernstein is 767 Fifth Avenue, New York, NY 10153-0185.

     Directors and Executive Officers of Bernstein. The following chart lists the executive officers and directors of Bernstein and their principal occupations, if different from their position(s) with Bernstein.

-------------------------------------------------------------------------------------------------------------------------------
DIRECTORS AND EXECUTIVE
 OFFICERS                        POSITION WITH THE ADVISOR                       PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------------------------------------------------------
Lewis A. Sanders                 Director; Chairman of the Board & Chief         Director; Chairman of the Board & Chief
                                 Executive Officer                               Executive Officer
-------------------------------------------------------------------------------------------------------------------------------
Roger Hertog                     Director; President and Chief Operating         Director; President and Chief Operating
                                 Officer                                         Officer
-------------------------------------------------------------------------------------------------------------------------------
Andrew S. Adelson                Director; Senior Vice President & Chief         Director; Senior Vice President & Chief
                                 Investment Officer - International Equities     Investment Officer - International Equities
-------------------------------------------------------------------------------------------------------------------------------
Kevin R. Brine                   Director; Senior Vice President - Global        Director; Senior Vice President - Global
                                 Asset Management Services                       Asset Management Services
-------------------------------------------------------------------------------------------------------------------------------
Charles C. Cahn, Jr.             Director; Senior Vice President, Director of    Director; Senior Vice President, Director of
                                 Global Fixed Income                             Global Fixed Income
-------------------------------------------------------------------------------------------------------------------------------
Marilyn Goldstein Fedak          Director; Senior Vice President, Chief          Director; Senior Vice President, Chief
                                 Investment Officer - U.S. Equities              Investment Officer - U.S. Equities
-------------------------------------------------------------------------------------------------------------------------------
Arthur W. Fried                  Director; Executor, Estate of Zalman C.         Chairman, The Avi Chai Foundation
                                 Bernstein
-------------------------------------------------------------------------------------------------------------------------------
Michael L. Goldstein             Director; Senior Vice President - Chief         Director; Senior Vice President - Chief
                                 Investment Strategist                           Investment Strategist
-------------------------------------------------------------------------------------------------------------------------------
Thomas S. Hexner                 Director; Senior Vice President - Private       Director; Senior Vice President - Private
                                 Client Services                                 Client Services
-------------------------------------------------------------------------------------------------------------------------------
Gerald M. Lieberman              Director; Senior Vice President - Finance and   Director; Senior Vice President - Finance
                                 Administration                                  and Administration
-------------------------------------------------------------------------------------------------------------------------------
Marc O. Mayer                    Director; Senior Vice President & Managing      Director; Senior Vice President & Managing
                                 Director - Institutional Services               Director - Institutional Services
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
DIRECTORS AND EXECUTIVE
 OFFICERS                        POSITION WITH THE ADVISOR                       PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------------------------------------------------------
Jean Margo Reid                  Director; Senior Vice President, General        Director; Senior Vice President, General
                                 Counsel, Secretary                              Counsel, Secretary
-------------------------------------------------------------------------------------------------------------------------------
Francis H. Trainer, Jr.          Director; Senior Vice President, Chief          Director; Senior Vice President, Chief
                                 Investment Officer - Fixed Income               Investment Officer - Fixed Income
-------------------------------------------------------------------------------------------------------------------------------


     Unless otherwise noted, the business address of each of the above listed persons is 767 Fifth Avenue, New York, NY 10153-0185.


EVALUATION BY THE BOARD OF TRUSTEES

     The Board of Trustees authorized the advisor to terminate the Schafer Subadvisory Agreement and approved the Bernstein Subadvisory Agreement at a meeting held on August 29, 2000. At this meeting, the advisor discussed the reason for its recommendation that the Schafer Subadvisory Agreement be terminated. In this regard, the Trustees received a report from an independent consultant which indicated that the performance of the Mid-Cap Value Series had since its inception been unsatisfactory as compared to the equity markets in general and, more importantly, as to mutual funds with similar investment objectives. The advisor recommended that management responsibilities of the Mid-Cap Value Series be transferred to a subadvisor whose experience, breadth of personnel and other resources suggested that better relative performance could be expected in the future. The advisor considered several investment managers as potential replacements for Schafer before ultimately recommending Bernstein to the Board of Trustees.

     The Trustees reviewed the advisor's procedures for selecting a new subadvisor. The Trustees considered information with respect to Bernstein and whether the Bernstein Subadvisory Agreement was in the best interests of the Mid-Cap Value Series and its shareholders. The Trustees considered the nature and quality of services expected to be provided by Bernstein and reviewed and discussed information regarding the subadvisor's fees and performance. In evaluating the subadvisor's ability to provide services to the Mid-Cap Value Series, the Trustees considered information as to the subadvisor's business organization, financial resources, personnel and other matters. The Trustees compared the investment performance of certain mid-cap value accounts advised by Bernstein having investment objectives similar to the Mid-Cap Value Series against various benchmarks and to the investment performance of the series' assets as managed by Schafer.

     Based upon its review and the representations made to it, the Board of Trustees, including the Disinterested Trustees, concluded that (a) Bernstein has adequate resources and expertise to provide advisory services to the Mid-Cap Value Series, (b) the terms of the Bernstein Subadvisory Agreement are reasonable, fair and in the best interests of the Mid-Cap Value Series and its shareholders, and (c) the fees provided in the Bernstein Subadvisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees, including the Disinterested Trustees, authorized the advisor to terminate the Schafer Subadvisory Agreement, approved the Bernstein Agreement and voted to recommend the approval of the Bernstein Subadvisory Agreement by the shareholders of the Mid-Cap Value Series. If shareholders approve the Bernstein Subadvisory Agreement, the name of the Mid-Cap Value Series will change from Phoenix-Schafer Mid-Cap Value Series to Phoenix-Sanford Bernstein Mid-Cap Value Series.


B.   APPROVAL OF THE ALLIANCE-BERNSTEIN SUBADVISORY AGREEMENT

     On June 20, 2000, Sanford C. Bernstein Inc. ("Sanford Bernstein"), Alliance Capital Management L.P. ("Alliance Capital") and certain of their respective affiliates entered into an Acquisition Agreement (the "Agreement"), pursuant to which it is contemplated that all of the assets and liabilities of the operating subsidiaries of Sanford Bernstein will be acquired by Alliance Capital (the "Acquisition"). Sanford Bernstein is the parent company of Bernstein. Upon the consummation of the Acquisition (the "Closing"), the investment management business formerly conducted by Bernstein will be conducted through a unit of Alliance Capital. Alliance Capital will pay an aggregate value as of June 20, 2000 of approximately $3.5 billion, consisting of $1.4754 billion in cash and 40.8 million newly issue limited partnership units of Alliance Capital, to Sanford Bernstein.

     The Acquisition is subject to customary conditions including the approval of the Acquisition by the unitholders of Alliance Capital Management Holding L.P. ("Alliance Holding") and the shareholders of Sanford Bernstein. Shareholders of the Mid-Cap Value Series are not being asked to vote on the Acquisition.

     Sanford Bernstein and Alliance Capital expect that the Closing will take place during the year 2000, but perhaps after October 1, 2000 when Bernstein becomes subadvisor of the Mid-Cap Value Series. As required by the 1940 Act, the Bernstein Subadvisory Agreement provides for automatic termination upon assignment. The Closing of the Acquisition will result in an assignment, as that term is defined in the 1940 Act, of the Bernstein Agreement, and, consequently, its termination. Accordingly, as part of this Proposal No. 6, shareholders are being asked to approve the Bernstein Subadvisory Agreement as well as the Alliance-Bernstein Subadvisory Agreement to take effect upon the Closing. These two agreements are identical in all material respects. In approving the Alliance-Bernstein Subadvisory Agreement, the Trustees considered the various factors noted above with respect to the Bernstein Subadvisory Agreement. In addition, and importantly, they took into account that both Bernstein and Alliance Capital expect that all key investment professionals involved in managing the Mid-Cap Value Series will remain the same.


SECTION 15(f) OF THE 1940 ACT

     Section 15(f) of the 1940 Act provides that an investment subadvisor (such as Bernstein) to a registered investment company, and the affiliates of such advisor, may receive any amount or benefit in connection with a sale of any interest in such investment subadvisor which results in an assignment of a subadvisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors of the investment company cannot be "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act) of the new investment subadvisor or its predecessor; and (2) no "unfair burden" (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

     Consistent with the first condition of Section 15(f), Sanford Bernstein and Alliance Capital have agreed that, for a period of three years after the Closing, they will neither take nor recommend any action that would cause more than 25% of the Trustees of the Fund to be interested persons of Bernstein or Alliance Capital.

     With respect to the second condition of Section 15(f), an "unfair burden" on an investment company is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the investment advisor or its predecessor or successor, or any interested person of such advisor, predecessor or successor, receives or is entitled to receive any compensation of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

     Sanford Bernstein and Alliance Capital have agreed neither to take nor recommend any action that would constitute an unfair burden on the Mid-Cap Value Series within the meaning of Section 15(f).


APPROVAL OF THE ALLIANCE-BERNSTEIN SUBADVISORY AGREEMENT

         A description of the Alliance-Bernstein Subadvisory Agreement and the services to be provided by Alliance Capital is set forth below. This description is qualified in its entirety by reference to the Alliance-Bernstein Subadvisory Agreement attached to this Proxy Statement as Exhibit 6B.

         As more fully described below under "Information About the Alliance-Bernstein Subadvisory Agreement," the proposed Alliance-Bernstein Subadvisory Agreement is substantially similar to the Bernstein Agreement. That is, the two agreements require identical services on the same terms and conditions for the same fee rate. The only significant difference is in the identity of Alliance Capital as the subadvisor.

         At a meeting held on August 29, 2000, following a presentation by Bernstein and consideration of the factors discussed below, the Board of Trustees, including all of the Disinterested Trustees, unanimously approved the Alliance-Bernstein Subadvisory Agreement. In connection with this approval, the Trustees considered that the terms of the Acquisition do not contemplate any increases in the management fees or any change in the Mid-Cap Value Series' objectives or policies. Among other things, the Trustees also considered the assurances of senior officers of Bernstein that there were no expected changes in the key investment professionals involved in managing the Mid-Cap Value Series or in the nature or quality of portfolio management services. The Board was informed that certain key investment personnel of Bernstein had entered into employment contracts with Alliance Capital to ensure the continuity of services. Senior officers of Bernstein also informed the Trustees that they did not foresee any changes in their day-to-day operations and responsibilities after the Acquisition.

     As part of their deliberations, the Trustees took into account, among other factors, the nature and quality of the services provided and the results achieved by Bernstein in the past, the high degree of continuity of services anticipated to be provided by Alliance Capital, and the anticipated organizational capability of Alliance Capital following the Acquisition. In this regard, the Trustees took into account the financial strength of Alliance Capital, the management, personnel and operations of Alliance Capital, and the commitment of Alliance Capital to the financial services industry. The Trustees also considered the additional resources that were likely to be available to the combined firm following the Acquisition. The Trustees based their determination in part on discussions with representatives of Bernstein at the meeting and a review of materials provided by Bernstein in connection with the meeting.


RECOMMENDATION OF THE TRUSTEES

     Based on the considerations set forth above, the Trustees, including all of the Disinterested Trustees, unanimously determined that it was necessary and in the best interests of the Mid-Cap Value Series and its shareholders to enter into the Alliance-Bernstein Subadvisory Agreement and to recommend approval of the Alliance-Bernstein Subadvisory Agreement by shareholders.


INFORMATION ABOUT ALLIANCE CAPITAL

     Alliance Capital Management L.P., is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance Capital and a wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States. Equitable is in turn a wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange ("NYSE"). AXA Financial directly and indirectly owns an approximately 62.5% partnership interest in Alliance Capital. Alliance Holding owns an approximately 35.3% partnership interest in Alliance Capital. Equity interests in Alliance Holding are traded on the NYSE in the form of units. Approximately 97.9% of such interests are owned by the public and management or employees of Alliance Capital and approximately 2.1% are owned by ACMC, ACMC, Inc. and ECMC LLC, each of which is a wholly-owned subsidiary of Equitable. AXA Financial serves as the holding company for Alliance Capital, Equitable and Donaldson, Lufkin & Jenrette, Inc., an integrated investment and merchant bank. As of June 30, 2000, AXA, a French insurance holding company, and its subsidiaries owned approximately 60.3% of the issued and outstanding shares of common stock of AXA Financial. Alliance Capital is a leading global investment management firm best known for its growth style of equity investing. Assets under management at March 31, 2000 totaled $394 billion. Alliance Capital manages retirement assets for many of the largest public and private employee benefit plans (including 28 of the U.S. Fortune 100 companies), for public employee retirement funds in 31 out of 50 states, and for foundations, endowments, banks and insurance companies worldwide. Alliance Capital is also one of America's largest mutual fund sponsors, with approximately 5.8 million shareholder accounts and a family of diversified fund portfolios that are distributed globally.

     Directors and Principal Executive Officers of Alliance Capital. The following chart lists the executive officers and directors of Alliance Capital and their principal occupations, if different from their position(s) with Alliance Capital.

-----------------------------------------------------------------------------------------------------------------------------------
DIRECTORS AND EXECUTIVE OFFICERS        POSITION WITH THE ADVISOR                   PRINCIPAL OCCUPATION
-----------------------------------------------------------------------------------------------------------------------------------
Dave H. Williams                        Chairman of the Board                       Chairman of the Board of ACMC
-----------------------------------------------------------------------------------------------------------------------------------
Bruce W. Calvert                        Vice Chairman, Chief Executive Officer &    Vice Chairman, Chief Executive Officer &
                                        Director                                    Director of ACMC
-----------------------------------------------------------------------------------------------------------------------------------
John D. Carifa                          President, Chief Operating Officer &        President, Chief Operating Officer & Director
                                        Director                                    of ACMC
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
DIRECTORS AND EXECUTIVE OFFICERS        POSITION WITH THE ADVISOR                   PRINCIPAL OCCUPATION
-----------------------------------------------------------------------------------------------------------------------------------
Alfred Harrison                         Vice Chairman and Director                  Vice Chairman & Director of ACMC
601 Second Avenue South
Suite 5000
Minneapolis, MN 55402
-----------------------------------------------------------------------------------------------------------------------------------
David R. Brewer, Jr                     Senior Vice President & General Counsel     Senior Vice President & General Counsel and
                                        and Secretary                               Secretary of ACMC
-----------------------------------------------------------------------------------------------------------------------------------
Robert H. Joseph, Jr.                   Senior Vice President & Chief Financial     Senior Vice President & Chief Financial
                                        Officer                                     Officer of ACMC
-----------------------------------------------------------------------------------------------------------------------------------
Luis Javier Bastida                     Director                                    Director, ACMC; Head of Global Asset
                                                                                    Management and Private Banking & a
                                                                                    member of the Executive Committee of
                                                                                    Banco Bilbao Vizcaya, Argentina S.A.
-----------------------------------------------------------------------------------------------------------------------------------
Donald H. Brydon                        Director                                    Director, ACMC; Chairman & Chief Executive
                                                                                    Officer of AXA Investment Managers, S.A.
-----------------------------------------------------------------------------------------------------------------------------------
Henri de Castries                       Director                                    Director, ACMC; Vice Chairman-AXA Management
                                                                                    Board
-----------------------------------------------------------------------------------------------------------------------------------
Kevin C. Dolan                          Director                                    Director, ACMC; Senior Executive Vice
                                                                                    President, for AXA Investment Managers, S.A.
                                                                                    on a global basis
-----------------------------------------------------------------------------------------------------------------------------------
Denis Duverne                           Director                                    Director, ACMC; Group Executive Vice
                                                                                    President - Finance, Control & Strategy of AXA
-----------------------------------------------------------------------------------------------------------------------------------
Herve Hatt                              Director                                    Director, ACMC; Senior Vice President -
                                                                                    Asset Management Activities & Group Strategic
                                                                                    Planning of AXA
-----------------------------------------------------------------------------------------------------------------------------------
Michael Hegarty                         Director                                    Director, ACMC; Senior Vice Chairman, Chief
                                                                                    Operating Officer & Director of AXA Financial
-----------------------------------------------------------------------------------------------------------------------------------
Benjamin D. Holloway                    Director                                    Director, ACMC; Consultant to The
                                                                                    Continental Companies
-----------------------------------------------------------------------------------------------------------------------------------
W. Edwin Jarmain                        Director                                    Director, ACMC; President of Jarmain Group
                                                                                    Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Edward D. Miller                        Director                                    Director, ACMC; President, Chief Executive
                                                                                    Officer & Director of AXA Financial
-----------------------------------------------------------------------------------------------------------------------------------
Peter D. Noris                          Director                                    Director, ACMC; Executive Vice President &
                                                                                    Chief Investment Officer of AXA Financial
-----------------------------------------------------------------------------------------------------------------------------------
Frank Savage                            Director                                    Director, ACMC; Chairman of Alliance Capital
                                                                                    Management International, a division of
                                                                                    Alliance
-----------------------------------------------------------------------------------------------------------------------------------
Peter J. Tobin                          Director                                    Director, ACMC; Dean of the Peter J.
                                                                                    Tobin College of Business Administration of
                                                                                    St. John's University
-----------------------------------------------------------------------------------------------------------------------------------
Stanley B. Tulin                        Director                                    Director, ACMC; Vice Chairman & Chief
                                                                                    Financial Officer of AXA Financial
----------------------------------------------------------------------------------- -----------------------------------------------
Reba W. Williams                        Director - Special Projects                 Director, ACMC; Director of Special
                                                                                    Projects of ACMC
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
DIRECTORS AND EXECUTIVE OFFICERS        POSITION WITH THE ADVISOR                   PRINCIPAL OCCUPATION
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Robert B. Zoellick                      Director                                    Director, ACMC; Resident Fellow & Member of
                                                                                    the Board of the German Marshal Fund of the
                                                                                    United States; Research Scholar at the Belfer
                                                                                    Center at Harvard University; Senior
                                                                                    International Advisor at Goldman Sachs & Co.
-----------------------------------------------------------------------------------------------------------------------------------

     Unless otherwise noted, the business address of each of the above listed persons is 1345 Avenue of the Americas, New York 10105.


INFORMATION ABOUT THE ALLIANCE-BERNSTEIN SUBADVISORY AGREEMENT

     As stated above, the form of the Alliance-Bernstein Subadvisory Agreement is attached to this Proxy Statement as Exhibit 6B.

     The Alliance-Bernstein Subadvisory Agreement is substantially similar to the Bernstein Agreement, except as to the identity of Alliance Capital as the subadvisor and the effective date. Subject to the direction and control of the advisor and the Trustees, and in conformity with the stated policies of the Mid-Cap Value Series, Alliance Capital will manage the investment of the series' assets, make investment decisions for the series and place purchase and sale orders. The scope of services to be provided by Alliance Capital under the Alliance-Bernstein Subadvisory Agreement is identical to that provided by Bernstein under the Bernstein Agreement.

     The annual rate of the subadvisor fee under the Alliance-Bernstein Subadvisory Agreement is the same rate that is in effect under the Bernstein Agreement. That is, the advisor will pay Alliance monthly a fee at the annual rate of 0.80% of the average daily net assets of the Mid-Cap Value Series.


                      THE TRUSTEES RECOMMEND THAT YOU VOTE
                              "FOR" PROPOSAL NO. 6


     If Proposal No. 6 is not approved by shareholders of the Mid-Cap Value Series, the Trustees will determine the appropriate actions to be taken with respect to such series' subadvisory arrangements at that time. Approval of Proposal No. 6 is contingent upon the approval of Proposal No. 1 by the shareholders of the Mid-Cap Value Series.

PROPOSAL 7:    TO TRANSACT SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE
               MEETING OR ANY ADJOURNMENT THEREOF

         As of the date of this Proxy Statement, management of the Fund knows of no other business to be presented at the meeting. However, if other matters should be properly presented, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

SHAREHOLDER MEETINGS

         As a Massachusetts business trust, the Fund does not hold shareholder meetings, unless required by the 1940 Act. Other than this meeting, the Fund does not anticipate holding a meeting of shareholders in 2000. Shareholders who wish to present a proposal for action at the next meeting should submit the proposal to:

         Edwin L. Kerr
         Phoenix Home Life Mutual Insurance Company
         PO Box 5056
         Hartford, CT 06102-5056

         Proposals must be received a reasonable time prior to the date of the shareholder meeting to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be considered.

                                            By Order of the Board of Trustees,



                                            EDWIN L. KERR, Secretary

Greenfield, Massachusetts
October 16, 2000

                                  EXHIBIT 1

                         INVESTMENT ADVISORY AGREEMENT

                          INVESTMENT ADVISORY AGREEMENT

         THIS AGREEMENT made effective as of the 14th day of December, 1999 by and between The Phoenix Edge Series Fund, a Massachusetts business trust having a place of business located at 101 Munson Street, Greenfield, Massachusetts (the "Trust") and Phoenix Variable Advisors, Inc., a Delaware corporation having a place of business located at One American Row, Hartford, Connecticut (the "Advisor").

WITNESSETH THAT:

         1. The Trust hereby appoints the Adviser to act as investment adviser to the Trust on behalf of the series of the Trust established and designated by the Trustees on or before the date hereof, as listed on attached Schedule A, for the period and on the terms set forth herein. The Adviser accepts such appointment and agrees to render the services described in this Agreement for the compensation herein provided.

         2. In the event that the Trustees desire to retain the Adviser to render investment advisory services hereunder with respect to one or more additional series ("Additional Series"), by agreement in writing the Trust and the Advisor may agree to amend Schedule A to include such Additional Series, whereupon such Additional Series shall become subject to the terms and conditions of this Agreement.

         3. The Adviser shall furnish continuously an investment program for the Existing Series and any Additional Series which may become subject to the terms and conditions set forth herein (sometimes collectively referred to as the "Series") and shall manage the investment and reinvestment of the assets of each Series, subject at all times to the supervision of the Trustees.

         4. With respect to managing the investment and reinvestment of the Series' assets, the Adviser shall provide, at its own expense:

                  (a)   Investment research, advice and supervision;

                  (b) An investment program for each Series consistent with its investment objectives;

                  (c) Implementation of the investment program for each Series including the purchase and sale of securities;

                  (d) Advice and assistance on the general operations of the Trust; and

                  (e) Regular reports to the Trustees on the implementation of each Series' investment program.

         5. The Adviser shall, for all purposes herein, be deemed to be an independent contractor.

         6. The Adviser shall furnish at its own expense, or pay the expenses of the Trust, for the following:

                  (a) Office facilities, including office space, furniture and equipment;

                  (b) Personnel necessary to perform the functions required to manage the investment and reinvestment of each Series' assets (including those required for research, statistical and investment work);

                  (c) Personnel to serve without salaries from the Trust as officers or agents of the Trust. The Adviser need not provide personnel to perform, or pay the expenses of the Trust for, services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, auditors and legal counsel; and

                  (d) Compensation and expenses, if any, of the Trustees who are also full-time employees of the Adviser or any of its affiliates; and

                  (e) Any subadviser recommended by the Adviser and appointed to act on behalf of the Trust.

         7. All costs and expenses not specifically enumerated herein as payable by the Adviser shall be paid by the Trust. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not full-time employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by its national distributor under its agreement with the Trust), expenses of printing and mailing stock certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. Additionally, if authorized by the Trustees, the Trust shall pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

         8. For providing the services and assuming the expenses outlined herein, the Trust agrees that the Adviser shall be compensated by fee, payable monthly, as outlined in Schedule A. The amounts payable to the Adviser with respect to the respective Series shall be based upon the average of the values of the net assets of such Series as of the close of business each day, computed in accordance with the Trust's Declaration of Trust.

                  (a) Compensation shall accrue immediately upon the effective date of this Agreement.

                  (b) If there is termination of this Agreement during a month, the Series' fee for that month shall be proportionately computed upon the average of the daily net asset values of such Series for such partial period in such month.

                  (c) The Adviser agrees to reimburse the Trust for the amount, if any, by which the total operating and management expenses for any Series (including the Adviser's compensation, pursuant to this paragraph, but excluding taxes, interest, costs of portfolio acquisitions and dispositions and extraordinary expenses), for any "fiscal year" exceed the level of expenses which such Series is permitted to bear under the most restrictive expense limitation (which is not waived by the State) imposed on open-end investment companies by any state in which shares of such Series are then qualified. Such reimbursement, if any, will be made by the Adviser to the Trust within five days after the end of each month. For the purpose of this subparagraph (d), the term "fiscal year" shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

        9. The services of the Adviser to the Trust are not to be deemed exclusive, the Adviser being free to render services to others and to engage in other activities. Without relieving the Adviser of its duties hereunder and subject to the prior approval of the Trustees and subject farther to compliance with applicable provisions of the Investment Company Act of 1940, as amended, the Adviser may appoint one or more agents to perform any of the functions and services which are to be provided under the terms of this Agreement upon such terms and conditions as may be mutually agreed upon among the Trust, the Adviser and any such agent.

        10. The Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties hereunder.

          11. It is understood that:

                  (a) Trustees, officers, employees, agents and shareholders of the Trust are or may be "interested persons" of the Adviser as directors, officers, stockholders or otherwise;

                  (b) Directors, officers, employees, agents and stockholders of the Adviser are or may be "interested persons" of the Trust as Trustees, officers, shareholders or otherwise; and

                  (c) The existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder.

        12. This Agreement shall become effective with respect to the Existing Series as of the date stated above (the "Contract Date") and with respect to any Additional Series, on the date specified in the notice to the Trust from the Adviser in accordance with paragraph 2 hereof that the Adviser is willing to serve as Adviser with respect to such Additional Series. Unless terminated as herein provided, this Agreement shall remain in full force and effect for a period of two years following the Contract Date, and, with respect to each Additional Series, until the next anniversary of the Contract Date following the date on which such Additional Series became subject to the terms and conditions of this Agreement and shall continue in full force and effect for periods of one year thereafter with respect to each Series so long as (a) such continuance with respect to any such Series is approved at least annually by either the Trustees or by a "vote of the majority of the outstanding voting securities" of such Series and (b) the terms and any renewal of this Agreement with respect to any such Series have been approved by a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" of any such party cast in person at a meeting called for the purpose of voting on such approval; provided, however, that the continuance of this Agreement with respect to each Additional Series is subject to its approval by a "vote of a majority of the outstanding voting securities" of any such Additional Series on or before the next anniversary of the Contract Date following the date on which such Additional Series became a Series hereunder.

         Any approval of this Agreement by a vote of the holders of a "majority of the outstanding voting securities" of any Series shall be effective to continue this Agreement with respect to such Series notwithstanding (a) that this Agreement has not been approved by a "vote of a majority of the outstanding voting securities" of any other Series of the Trust affected thereby and (b) that this Agreement has not been approved by the holders of a "vote of a majority of the outstanding voting securities" of the Trust, unless either such additional approval shall be required by any other applicable law or otherwise.

         13. The Adviser shall furnish any state insurance commissioner with such information or reports in connection with the services provided under this Agreement as the Commissioner may request in order to ascertain whether variable life insurance or variable annuity operations are being conducted in accordance with applicable law or regulations. The Trust shall own and shall be open to inspection, audit and photocopying during regular business hours by the Trustees, officers, counsel and auditors of the Trust.

         14. The Trust may terminate this Agreement with respect to the Trust or to any Series upon 60 days' written notice to the Adviser at any time, without the payment of any penalty, by vote of the Trustees or, as to each Series, by a "vote of the majority of the outstanding voting securities" of such Series. The Adviser may terminate this Agreement upon 60 days' written notice to the Trust, without the payment of any penalty. This Agreement shall immediately terminate in the event of its "assignment".

         15. The terms "majority of the outstanding voting securities", "interested persons" and "assignment", when used herein, shall have the respective meanings in the Investment Company Act of 1940, as amended.

         16. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Trust and signed by the President of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or be binding upon or impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. The Declaration of Trust, as amended, is or shall be on file with the Secretary of The Commonwealth of Massachusetts.

         17. This Agreement shall be construed and the rights and obligations of the parties hereunder enforced in accordance with the laws of the State of Connecticut.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

                                         THE PHOENIX EDGE SERIES FUND

                                         By: /s/ Simon Y. Tan
                                             ---------------------------
                                              Simon Y. Tan
                                              President

                                         PHOENIX VARIABLE ADVISORS, INC.

                                         By: /s/ Edwin L. Kerr
                                             ---------------------------
                                              Edwin L. Kerr
                                              Vice President/Assistant Secretary

                                   SCHEDULE A

                  Series                              Investment Advisory Fee
                  ------                              -----------------------

Phoenix-Schafer Mid-Cap Value Series                          1.05%

Phoenix Research Enhanced Index Series                        0.45%

Phoenix-Bankers Trust Dow 30 Series                           0.35%

Phoenix-Federated U.S. Government Bond Series                 0.60%

Phoenix-Janus Equity Income Series                            0.85%

Phoenix-Janus Flexible Income Series                          0.80%

Phoenix-Janus Growth Series                                   0.85%

Phoenix-Morgan Stanley Focus Equity Series                    0.85%

                                  EXHIBIT 2

                             SUBADVISORY AGREEMENT

                              SUBADVISORY AGREEMENT

                           [PHOENIX EDGE SERIES FUND]


BANKERS TRUST COMPANY                                December 15, 1999
One Bankers Trust Plaza
New York, NY 10006


         WHEREAS, the Phoenix Edge Series Fund (the "Fund") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder;

         WHEREAS, the shares of the Fund are offered or may be offered in several series, including the Phoenix-Bankers Fund Dow 30 Series (hereafter referred to as the "Series");

         WHEREAS, the Fund has entered into an Advisory Agreement with Phoenix Variable Advisors (the "Advisor"), dated December 15, 1999 (the "Advisory Agreement"), pursuant to which the Advisor evaluates and recommends series advisors for the Series and is responsible for the day-to-day management of the Series;

         WHEREAS, the Advisor desires to retain Bankers Trust Company, a banking corporation organized under the laws of the State of New York (the "Subadvisor") to furnish portfolio management services for the Series, and the Subadvisor is willing to furnish such services; and

         WHEREAS, the Trustees of the Fund (the "Trustees"), including a majority of the Trustees who are not "interested persons," as such term in defined in the Act, of any party to this Agreement, has consented to such Agreement;

         NOW, THEREFORE, the Advisor and the Subadvisor agree as follows:

 1. Employment as a Subadvisor. The Advisor, being duly authorized by the terms of the Advisory Agreement, hereby employs the Subadvisor to invest and reinvest the assets of the Series on the terms and conditions set forth herein. The services of the Subadvisor hereunder are not to be deemed exclusive; the Subadvisor may render services to others and engage in other activities which do not conflict in any material manner in the Subadvisor's performance hereunder.

 2. Acceptance of Employment; Standard of Performance. The Subadvisor accepts its employment as a subadvisor to the Advisor and agrees to use its best professional judgment to make investment decisions for the Series in accordance with the provisions of this Agreement.

3.       Services of Subadvisor.

                (a) The Subadvisor shall provide the services set forth herein and in Schedule A attached hereto and made a part hereof. In providing management services to the Series, the Subadvisor shall be subject to the investment objectives, policies and restrictions of the Fund as they apply to the Series and as set forth in the Fund's then current Prospectus and Statement of Additional Information (as the same may be modified from time to time), and to the Fund's Agreement and Declaration of

                      Fund, to the investment and other restrictions set forth in the Act, the Securities Act of 1933 and the Internal Revenue Code and the rules and regulations thereunder, and to the supervision and control of the Funds of the Fund (the "Funds"). The Subadvisor shall not, without the Advisor's prior approval, effect any transactions which would cause the Series at the time of the transaction to be out of compliance with any of such restrictions or policies. The Subadvisor will keep the Fund and the Advisor informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Fund and the Advisor from time to time with whatever information the Sub-Advisor believes is appropriate for this purpose.

                (b) Subject at all times to the limitations set forth in subparagraph 3(a) above, the Subadvisor shall have full authority at all times with respect to the management of the Series, including, but not limited to, authority to give written or oral instructions to various broker/dealers, banks or other agents; to bind and obligate the Fund to and for the carrying out of contracts, arrangements, or transactions which shall be entered into by the Subadvisor on the Fund's behalf with or through such broker/dealers, banks or other agents; to direct the purchase and sale of any securities; and generally to do and take all action necessary in connection with the Series, or considered desirable by the Subadvisor with respect thereto. The Subadvisor may maintain uninvested cash balances in the Series as it shall deem reasonable without incurring any liability for the payment of interest thereon.

4. Expenses. It is understood that the Fund will pay all of its expenses other than those expressly stated to be payable by the Subadvisor hereunder or by the Advisor pursuant to the Advisory Agreement. Expenses paid by the Fund include, but are not limited to ALL EXPENSES INCURRED IN THE OPERATION OF THE FUND AND ANY OFFERING OF ITS SHARES, INCLUDING, AMONG OTHERS, INTEREST, TAXES, BROKERAGE FEES AND COMMISSIONS, FEES OF TRUSTEES, EXPENSES OF TRUSTEES' AND SHAREHOLDERS' MEETINGS INCLUDING THE COST OF PRINTING AND MAILING PROXIES, EXPENSES OF INSURANCE PREMIUMS FOR FIDELITY AND OTHER COVERAGE, EXPENSES OF REPURCHASE AND REDEMPTION OF SHARES, CERTAIN EXPENSES OF ISSUE AND SALE OF SHARES, ASSOCIATION MEMBERSHIP DUES, CHARGES OF CUSTODIANS, TRANSFER AGENTS, DIVIDEND DISBURSING AGENTS AND FINANCIAL AGENTS, REGISTERING AND MAINTAINING THE REGISTRATION OF THE FUND AND ITS SHARES WITH THE SEC, PREPARING AND MAILING PROSPECTUSES AND REPORTS TO SHAREHOLDERS, BOOKKEEPING, AUDITING AND LEGAL EXPENSES.

         The Subadvisor shall furnish at its own expense, or pay the expenses of the Advisor, for the following:

                (a) Office facilities, including office space, furniture and equipment utilized by its employees, in the fulfillment of Subadvisor's responsibilities hereunder;

                (b) Personnel necessary to perform the functions required to manage the investment and reinvestment of each Series' assets (including those required for research, statistical and investment work), and to fulfill the other functions of the Subadvisor hereunder; and

                (c) Personnel to serve without salaries for the Fund as agents of the Fund. The Subadvisor need not provide personnel to perform, or pay the expenses of the Advisor for, services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, auditors and legal counsel.

5. Transaction Procedures. All transactions for the Series will be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian pursuant to its agreement with the Fund (the "Custodian Agreement"), of all cash and/or securities due to or from the Series. The Subadvisor shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadvisor shall advise the Custodian and confirm in writing to the Fund all investment orders for the Series placed by it with brokers and dealers at the time and in the manner set forth in the Custodian Agreement and in Schedule B hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadvisor. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadvisor shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

 6. Allocation of Brokerage. The Subadvisor shall have authority and discretion to select brokers and dealers to execute Series transactions initiated by the Subadvisor, and to select the markets on or in which the transactions will be executed.

         A. In placing orders for the sale and purchase of Series securities for the Fund, the Subadvisor's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadvisor to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Subadvisor reasonably believes that the broker or dealer selected by it can be expected to obtain "best execution" on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadvisor, viewed in terms of either that particular transaction or of the Subadvisor's overall responsibilities with respect to its clients, including the Fund, as to which the Subadvisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

         B. Subject to the requirements of paragraph A above, the Advisor shall have the right to require that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Advisor and the Subadvisor, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or that will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct or exclusive benefit to the Series. In addition, subject to paragraph A above, the applicable Conduct Rules of the National Association of Securities Dealers, Inc. and other applicable law, the Fund shall have the right to request that transactions be executed by brokers and dealers by or through whom sales of shares of the Fund are made.

         C. On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, the Subadvisor may, to the extent permitted by applicable law and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. In such event, allocation of the securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadvisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and, if applicable, to such other customers.

         D. Affiliates of the Subadvisor may be dealers in equity and debt securities, and from time to time may be underwriters or dealers of securities that may be bought for, held in, or sold from the Series. With respect to each such instance, the Subadvisor represents that all transactions which are effected for the Series will be made solely in furtherance of their respective investment goals, and the fact that the Subadvisor's affiliate is acting as an underwriter or dealer will not be a factor in the investment decision. The Subadvisor agrees that it will not purchase securities underwritten by itself or affiliates of the Fund, except as permitted by the Act and the Fund's procedures.

 7. Fees for Services. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Advisor in accordance with the attached Schedule C. In computing the fee, the net asset value of the Series will be calculated as described in the Prospectus and Statement of Additional Information. Pursuant to the Advisory Agreement, the Advisor is solely responsible for the payment of fees to the Subadvisor.

8. Limitation of Liability. The Subadvisor shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Series and that such acts or omissions shall not have resulted from the Subadvisor's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Subadvisor in its actions under this Agreement or a breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Subadvisor from liability under the Act, other federal or state securities laws or common law).

         The Advisor shall hold harmless and indemnify the Subadvisor for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising from any claim or demand by any past or present shareholder of the Series or the Fund that is not based upon the obligations of the Subadvisor with respect to the Series under this Agreement.

 9. Confidentiality. Subject to the duty of the Subadvisor to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and the actions of the Subadvisor and the Fund in respect thereof.

10. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadvisor shall notify the Advisor in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Advisor to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur and to take the steps it deems necessary.

11. Representations, Warranties and Agreements of the Subadvisor. The Subadvisor represents, warrants and agrees that:

         A. It is registered as an "investment advisor" under the Investment Advisors Act of 1940 ("Advisors Act"); or is a "bank" as defined in the Advisors Act.

         B. It will maintain the records and information required by Rule 31a-1 under the Act respecting its activities with respect to the Series, and such other records with respect thereto relating to the services the Subadvisor provides under this Agreement as may be required in future by applicable SEC rules, and shall retain such information for such times and in such manner as required by applicable rules, including Rule 31a-2 under the 1940 Act.

         C. It has a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Advisor with a copy of the code of ethics and evidence of its adoption. Subadvisor acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund (the "Code of Ethics"). Within 10 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadvisor shall certify to the Fund and to the Advisor that the Subadvisor has complied with the requirements of Rule 17j-1 during the previous calendar quarter and that there has been no violation of its code of ethics, or the Code of Ethics, or if such a violation has occurred, that appropriate action was taken in response to such violation. The Subadvisor shall permit the Fund and Advisor to examine the reports required to be made by the Subadvisor under Rule 17j-1(c)(1) and this subparagraph.

         D. It will use all necessary efforts to manage the Series so that the Fund will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

         E. It will furnish the Advisor a copy of its Form ADV as filed with the Securities and Exchange Commission, if such form is required to be filed by the Subadvisor.

         F. The Subadvisor will be responsible for the preparation and filing of
         Schedule 13G and Form 13F with respect to the assets of the Series.

         G. Reference is hereby made to the Declaration of Trust dated February 18, 1986, establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter so filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. The name Phoenix Edge Series Fund refers to the Trustees under said Declaration of Fund, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the Fund estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadvisor nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate.

12. Representations, Warranties and Agreements of the Advisor. The Advisor represents, warrants and agrees that:

         A. It has the power and has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to execute this Agreement, which constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

         B. It is registered as an "investment advisor" under the Investment Advisors Act of 1940 ("Advisors Act").

         C. It will deliver to the Subadvisor true and complete copies of the Prospectus, Statement of Additional Information, Advisory Agreement, Fund's Code of Ethics and such other documents or instruments governing the investments and investment policies and practices of the Series, and during the term of this Agreement will promptly deliver to the Subadvisor true and complete copies of all documents and instruments supplementing, amending, or otherwise becoming such Fund Documents before or at the time they become effective.

         D. It will deliver to the Subadviser any limitations imposed upon the Fund as a result of relevant diversification requirements under the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended.

         E. It will furnish or otherwise make available to the Subadvisor such other information relating to the business affairs of the Fund as the Subadvisor at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

13. Reports. The Subadvisor shall provide the Advisor such periodic and special reports as the Advisor may reasonably request. The Subadvisor agrees that such records are the property of the Fund, and shall be made reasonably available for inspections, and by the Fund or to the Advisor as agent of the Fund, and promptly upon request surrendered to either. The Subadvisor is authorized to supply the Fund's independent accountants, PricewaterhouseCoopers LLP, or any successor accountant for the Fund, any information that they may request in connection with the Fund.

14. Proxies. Subadviser will cooperate (in establishing proxy handling procedures acceptable to Advisor) with such authorized representative of the Fund granted authority to vote proxies solicited by or with respect to the issuers of securities in which Fund assets are invested.

15. Recordkeeping. The Subadviser will assist the recordkeeping agent for the Fund in determining or confirming the value of any securities or other assets in the Series for which the recordkeeping agent seeks assistance from or identifies for review by the Advisor. The parties agree that, consistent with applicable law, the Advisor will not bear responsibility for the determination of value of any such securities or other assets.

16. Use of Subadvisor's Name. Neither the Fund nor the Advisor shall use the name of the Subadvisor, or any affiliate of the Subadvisor, in any prospectus, advertisement, sales literature or other communication to the public except in accordance with such policies and procedures as shall be mutually agreed to in writing be the Subadvisor and the Fund or Advisor.

17. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Advisor, which amendment, other than amendments to Schedules B and D, is subject to the approval of the Trustees and the Shareholders of the Fund as and to the extent required by the Act.

18. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement. Unless terminated as hereinafter provided, this Agreement shall remain in full force and effect until December 31, 2000, and thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

19. Notices. All notices or other communications required of permitted to be given hereunder shall be in writing and shall be delivered or sent by pre-paid first class letter post to the following addresses or to such other address as the relevant addressee shall hereafter notify for such purpose to the others by notice in writing and shall be deemed to have been given at the time of delivery.

         If to the Advisor:              PHOENIX VARIABLE ADVISORS
                                         One American Row
                                         Hartford, Connecticut
                                         Attention: Doreen A. Bonner

         If to the Subadviser:           BANKERS TRUST COMPANY
                                         One Bankers Trust Plaza
                                         New York, New York 10006
                                         Attention: Lawrence S. Lafer, Director

20. Termination. This Agreement may be terminated by either party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, upon sixty (60) days' written notice to the other party, but any such termination shall not affect the status, obligations or liabilities of either party hereto to the other party.

21. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

22. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

                                   PHOENIX VARIABLE ADVISORS


                                   By: /s/ Simon Y. Tan
                                       ---------------------
                                       Title: President

ACCEPTED:

BANKERS TRUST COMPANY


By:  /s/ Lawrence Lafer
     ---------------------
     Title: Director


SCHEDULES: A.   Subadvisor Functions
           B.   Operational Procedures
           C.   Fee Schedule

                                   SCHEDULE A
                                   ----------

                              SUBADVISOR FUNCTIONS


         With respect to managing the investment and reinvestment of the Series assets, the Subadvisor shall provide, at its own expense:

         (a) An investment program for the Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and Advisor;

         (b) Implementation of the investment program for the Series based upon the foregoing criteria;

         (c) Quarterly reports, in form and substance acceptable to the Advisor, with respect to: i) compliance with the Code of Ethics and the Subadvisor's code of ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Series assets in accordance with the then prevailing prospectus and statement of additional information pertaining to the Series and governing laws; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Series limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and, vi) the implementation of the Series investment program, including, without limitation, analysis of Series performance;

         (d) Attendance by appropriate representatives of the Subadvisor at meetings requested by the Advisor or Trustees at such time(s) and location(s) as reasonably requested by the Advisor or Trustees; and

         (e) Participation, overall assistance and support in marketing the Series, including, without limitation, meetings with pension fund representatives, broker/dealers who have a sales agreement with Phoenix Equity Planning Corporation, and other parties requested by the Advisor.

                                   SCHEDULE B
                                   ----------

                             OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied to [NAME OF CUSTODIAN] (the "Custodian"), the custodian for the Fund.

The Subadvisor must furnish the Custodian with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5 p.m. (Eastern Standard time) on the day of the trade (confirmation received from broker). The necessary information can be sent via SWIFT machine to the Custodian. Information provided to the Custodian shall include the following:

         1.       Purchase or sale;
         2.       Security name;
         3.       CUSIP number (if applicable);
         4.       Number of shares and sales price per share;
         5.       Executing broker;
         6.       Settlement agent;
         7.       Trade date;
         8.       Settlement date;
         9.       Aggregate commission or if a net trade;
         10.      Interest purchased or sold from interest bearing security;
         11.      Other fees;
         12.      Net proceeds of the transaction;
         13.      Exchange where trade was executed; and
         14.      Identified tax lot (if applicable).

When opening accounts with brokers for, and in the name of, the Fund, the account must be a cash account. Except with respect to Subadvisor's future transactions, no margin accounts are to be maintained in the name of the Fund. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadvisor daily with a cash availability report. This will normally be done by facsimile so that the Subadvisor will know the amount available for investment purposes.

                                   SCHEDULE C
                                   ----------

                                 SUBADVISORY FEE

         For services provided to the Fund pursuant to paragraph 3 hereof, the Advisor will pay to the Subadvisor, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate of:

         0.10% of the average aggregate daily net asset value of the Series; subject to a minimum fee of $100,000.

The fees shall be prorated for any month during which this agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadvisor, the net asset value of the Fund and each Series shall be valued as set forth in the then current registration statement of the Fund.

                                    EXHIBIT 3

                             SUBADVISORY AGREEMENT

                              SUBADVISORY AGREEMENT
                              ---------------------

         This Subadvisory Agreement (this "Agreement") is entered into as of the 15th day of December, 1999 by and between Phoenix Variable Advisors, a Delaware corporation (the "Adviser") and Federated Investment Management Company, a Delaware business trust ("FIMCO").


                                    RECITALS:
                                    ---------

A. The Adviser has entered into an advisory agreement dated December 15, 1999 (the "Advisory Agreement") with The Phoenix Edge Series Fund, a Massachusetts business trust (the "Trust"), pursuant to which the Adviser provides portfolio management services to the series of the Trust set forth on Schedule 1 to this Agreement (each a "Fund" and collectively the "Funds");

B. The Advisory Agreement provides that the Adviser may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more subadvisers; and

C. The Adviser and the Board of Trustees (the "Board") of the Trust desire to retain FIMCO to render portfolio management services in the manner and on the terms set forth in this Agreement.


                                   AGREEMENT:
                                   ----------

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Adviser and FIMCO agree as follows:

SECTION 1.  APPOINTMENT OF SUBADVISER.

         The Adviser hereby appoints FIMCO as subadviser for each Fund and authorizes FIMCO, in its discretion and without prior consultation with the Adviser, to invest and manage each Fund's portfolio of Securities in accordance with such Fund's stated investment objective to the fullest extent permitted by:

         (a) the Fund's investment policies, limitations, procedures and guidelines set forth in the documents listed on Schedules 2 and 3 to this Agreement;

         (b) any additional objectives, policies or guidelines established by the Adviser or by the Board that have been furnished in writing to FIMCO;

         (c) the provisions of the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder applicable to the Fund, including rule 2a-7 promulgated thereunder ("Rule 2a-7"); and

         (d) the provisions of Subchapter M of the Internal Revenue Code ("IRC") applicable to "regulated investment companies."

For purposes of this Agreement, "Securities" include any investment permitted under the foregoing policies, limitations, procedures, guidelines, laws or regulations. Subject to the supervision of the Adviser and the Board, the Adviser authorizes FIMCO to determine the structure and composition of the Fund's portfolio, including the purchase, retention and disposition of, and exercise of all rights pertaining to, the Securities comprising the portfolio.

FIMCO accepts its appointment as a subadviser to the Adviser and agrees to provide an investment program for the Fund consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and Adviser. In managing the Fund FIMCO agrees to use its best professional judgment to make investment decisions for the Fund in accordance with the provisions of this Agreement.

FIMCO agrees to attendance by appropriate representatives of the Adviser at meetings reasonably requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees. FIMCO also agrees to reasonable participation, reasonable assistance and support in marketing the Series, including, without limitation, meetings with pension fund representatives, broker/dealers who have a sales agreement with Phoenix Equity Planning Corporation, and other parties as reasonably requested by the Adviser.

To the extent applicable, FIMCO will cooperate (in establishing proxy handling procedures acceptable to Investment Manager) with such authorized representative of the Trust granted authority to vote proxies solicited by or with respect to the issuers of securities in which Fund assets are invested.

SECTION 2.  REPRESENTATIONS AND WARRANTIES.

         SECTION 2.1.  REPRESENTATIONS AND WARRANTIES OF FIMCO

         FIMCO represents and warrants to Adviser as follows:

         (a) FIMCO is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

         (b) This Agreement constitutes the legal, valid, and binding obligation of FIMCO, enforceable against FIMCO in accordance with its terms. FIMCO has the absolute and unrestricted right, power, and authority to execute and deliver this and to perform its obligations under this Agreement.

         (c) Neither the execution and delivery of this Agreement by FIMCO nor the performance of any of its obligations hereunder will give any person the right to prevent, delay, or otherwise interfere with the performance of such obligations pursuant to:

         (i)       any provision of FIMCO's Declaration of Trust or By-Laws;

         (ii) any resolution adopted by the board of trustees or the shareholders of FIMCO;

         (iii) any law, regulation or administrative or court order to which FIMCO may be subject; or

         (iv) any contract to which FIMCO is a party or by which FIMCO may be bound.

         FIMCO is not and will not be required to obtain any consent from any person in connection with the execution and delivery of this Agreement or the performance of any obligations hereunder.

         (d) FIMCO is registered with the Securities and Exchange Commission ("SEC") as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on its business.

         (e) FIMCO has furnished to the Adviser true and complete copies of all the documents listed on Schedule 3 to this Agreement.

         SECTION 2.2.  REPRESENTATIONS AND WARRANTIES OF THE ADVISER

         The Adviser represents and warrants to FIMCO as follows:

         (a) The Adviser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware.

         (b) This Agreement constitutes the legal, valid, and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms. the Adviser has the absolute and unrestricted right, power, and authority to execute and deliver this and to perform its obligations under this Agreement.

         (c) Neither the execution and delivery of this Agreement by the Adviser nor the performance of any of its obligations hereunder will give any person the right to prevent, delay, or otherwise interfere with the performance of such obligations pursuant to:

         (i) any provision of the Adviser's Declaration of Trust or By-Laws;

         (ii) any resolution adopted by the board of trustees or the shareholders of the Adviser;

         (iii) any law, regulation or administrative or court order to which the Adviser may be subject; or

         (iv) any contract to which the Adviser is a party or by which the Adviser may be bound.

         Except for the approval of the Board and of each Fund's shareholders as required by Section 15 of the 1940 Act, the Adviser is not and will not be required to obtain any consent from any person in connection with the execution and delivery of this Agreement or the performance of any obligations hereunder.

         (d) The Adviser is registered with the SEC as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on its business.

         (e) The Adviser has furnished to FIMCO true and complete copies of all the documents listed on Schedule 2 to this Agreement.

         (f) Adviser will deliver to FIMCO any limitations imposed upon the Fund as a result of relevant diversification requirements under the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended.

SECTION 3.  CONDITIONS TO AGREEMENT.

         FIMCO's and the Adviser's obligations under this Agreement are subject to the satisfaction of the following conditions precedent:

         (a) Receipt by FIMCO of a certificate of an officer of Trust stating that (i) this Agreement and the Advisory Agreement have been approved by the vote of a majority of the trustees who are not interested persons of FIMCO or the Adviser, cast in person at a meeting of the Board call for the purpose of voting on such approval, and (ii) this Agreement and the Advisory Agreement have been approved by the vote of a majority of the outstanding voting securities of the Trust;

         (b) Receipt by FIMCO of certified copies of instructions from the Trust to its custodian designating the persons specified by FIMCO as "Authorized Persons" under the Fund's custody agreement;

         (c) The Trust's execution and delivery of a limited power of attorney in favor of FIMCO, in a form mutually agreeable to FIMCO, the Adviser and the Board;

         (d) Receipt by FIMCO of Board resolutions, certified by an officer of the Trust, adopting all procedures and guidelines listed on Schedule 3 to this Agreement and identified as required by Rule 2a-7 or any other exemptive rule or order that is or will become applicable to any Fund;

         (e) Receipt by FIMCO of complete copies, certified by an officer of the Trust, of all other policies procedures, guidelines, and codes listed on Schedule 2 to this Agreement; and

         (f) Any other documents, certificates or other instruments that FIMCO or the Adviser may reasonable request from the Trust.

SECTION 4.  COMPENSATION.

         For the services provided under this Agreement, the Adviser will pay to FIMCO a fee at the annual rate set forth opposite each Fund's name on Schedule 1 multiplied times such Fund's average daily net assets. Such fee will accrue daily and will be paid monthly to FIMCO on or before the last business day of the next succeeding calendar month. If this Agreement is effective for only a portion of a month, the fee will be prorated for the portion of such month during which this Agreement is in effect.

SECTION 5.  INFORMATION AND REPORTS.

         (a) The Adviser will promptly notify FIMCO of any material change in any of the documents listed on Schedule 2 to this Agreement and will provide FIMCO with copies of any such modified document. The Adviser will also provide FIMCO with a list, to the best of the Adviser's knowledge, of all affiliated persons of Adviser (and any affiliated person of such an affiliated person) and will promptly update the list whenever the Adviser becomes aware of any additional affiliated persons.

         (b) FIMCO will maintain books and records relating to its management of the Fund under its customary procedures and in compliance with applicable regulations under the 1940 Act and the Advisers Act. FIMCO will permit the Adviser to inspect such books and records at all reasonable times during normal business hours, upon reasonable notice. Prior to each Board meeting, FIMCO will provide the Adviser and the Board with reports regarding its management of the Fund during the interim period, in such form as may be mutually agreed upon by FIMCO and the Adviser. FIMCO will also provide the Adviser with any information regarding its management of the Fund required for any shareholder report, amended registration statement or prospectus supplement filed by the Fund with the SEC. FIMCO will keep the Trust and the Adviser informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Fund and the Advisor from time to time with whatever information FIMCO believes is appropriate for this purpose.

         (c) FIMCO shall also furnish Adviser with Quarterly reports, in form and substance acceptable to the Advisor, with respect to:

         (i) compliance with FIMCO's code of ethics, and the Adviser's code of ethics, subject to approval by FIMCO of Adviser's code of ethics;

         (ii) compliance with procedures, as are agreed to by FIMCO, relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended;

         (iii) diversification of Fund assets in accordance with the then prevailing prospectus and statement of additional information pertaining to the Fund and governing laws;

         (iv) compliance with any Fund limitations regarding the acquisition of illiquid securities;

         (v) any and all other reports reasonably requested in accordance with or described in this Agreement; and,

         (vi) the implementation of the Fund investment program, including, without limitation, a review and discussion of Fund performance.

         (d) FIMCO will be responsible for the preparation and filing of
         Schedule 13G and Form 13F with respect to assets of the Fund managed by FIMCO.

         (e) FIMCO will assist the recordkeeping agent for the Trust in finding appropriate parties to determine or confirm the value of any securities or other assets in the Fund for which the recordkeeping agent seeks assistance from the Adviser. The parties agree that, consistent with applicable law, FIMCO will not bear responsibility for the determination of value of any such securities or other assets.

         (f) FIMCO agrees that such records are the property of the Trust, and shall be made reasonably available for inspections by the Fund or the Adviser as agent of the Trust, and will surrender such records within a reasonable time after request by either.

         (g) Each party agrees that information obtained from the other during the course of this agreement will only be used in furtherance of performance of its obligations under this agreement.

SECTION 6.  NONEXCLUSIVE AGREEMENT; ALLOCATION OF TRANSACTIONS.

         (a) The investment management services provided by FIMCO hereunder are not to be deemed to be exclusive, and FIMCO shall be free to render similar services to other advisers, investment companies, and other types of clients.

         (b) To the extent consistent with applicable law, FIMCO may aggregate purchase or sell orders for the Fund with contemporaneous purchase or sell orders of other clients of FIMCO or its affiliated persons. In such event, allocation of the Securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by FIMCO in the manner FIMCO considers to be the most equitable and consistent with its and its affiliates' fiduciary obligations to the Fund and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in a more favorable price or lower brokerage commissions in all instances.

         (c) FIMCO will place purchase and sell orders for the Fund with or through such banks, brokers, dealers, futures commission merchants or other firms dealing in Securities ("Brokers") as it determines, which may include Brokers that are affiliated persons of

         FIMCO, provided such orders are exempt from the provisions of Section 17(a), (d) and (e) of the 1940 Act. FIMCO will use its best efforts to obtain execution of transactions for the Fund at prices which are advantageous to the Fund and at commission rates that are reasonable in relation to the services received. FIMCO may, however, select Brokers on the basis that they provide brokerage, research or other services or products to the Fund and/or other clients of FIMCO and its affiliated persons. In selecting Brokers, FIMCO may also consider the reliability, integrity and financial condition of the Broker, and the size of and difficulty in executing the order.

SECTION 7.  FUND EXPENSES.

         Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses incurred in managing its portfolio of Securities, including all commissions, mark-ups, transfer fees, registration fees, ticket charges, transfer taxes, custodian fees and similar expenses. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officer and Trustees and agents with respect thereto. Each Fund will promptly reimburse FIMCO for any such expense to the extent advanced by FIMCO. In no event will FIMCO have any obligation to pay any of the Funds' expenses, including without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for administrative personnel and services; expenses incurred in the distribution of its shares ("Shares"), including expenses of administrative support services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the 1940 Act; expenses of registering and qualifying the Trust, the Funds, and Shares of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds.

SECTION 8.  LIMITATION OF LIABILITY.

         (a) In the absence of willful misfeasance, bad faith or gross negligence on the part of FIMCO, or of reckless disregard by FIMCO of its obligations and duties hereunder, FIMCO shall not be subject to any liability to the Adviser, the Fund, the Trust, any shareholder of the Fund, or to any person, firm or organization. Without limiting the foregoing, FIMCO shall not have any liability whatsoever for any investment losses incurred by a Fund, or arising from transactions by a Fund, prior to the date on which FIMCO assumes responsibility for the management of the Fund's portfolio.

         (b) The Adviser, the Trust, and the Fund are hereby expressly put on notice of the limitation of liability as set forth in the Declaration of Trust of FIMCO and agree that the obligations assumed by FIMCO pursuant to this Agreement will be limited in any case to FIMCO and its assets and the Adviser, the Trust, and the Fund shall not seek satisfaction of any such obligation from the shareholders of FIMCO, the trustees of FIMCO, officers, employees or agents of FIMCO, or any of them.

SECTION 9.  PRICING.

         The Adviser and the Fund hereby acknowledge that FIMCO is not responsible for pricing portfolio Securities, and that the Adviser, the Trust, the Fund, and FIMCO will rely on the pricing agent chosen by the Board of the Trust for prices of Securities, for any purposes.

SECTION 10.  TERM.

         This Agreement shall begin as of the date of its execution and shall continue in effect for a period of two years from the date hereof and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Adviser or FIMCO at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Adviser's management agreement with the Trust.

SECTION 11.  LIMITED POWER OF ATTORNEY.

         Subject to any other written instructions of the Adviser or the Trust, FIMCO is hereby appointed the Trust's agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as FIMCO shall be requested by brokers, dealers, counter parties and other persons in connection with its management of the Fund's assets. The Adviser hereby ratifies and confirms as good and effectual, at law or in equity, all that FIMCO and its officers and employees, may do in its capacity as attorney-in-fact. However, nothing herein shall be construed as imposing a duty on FIMCO to act or assume responsibility for any matters in its capacity as attorney-in-fact for the Fund. Any person, partnership, corporation or other legal entity dealing with FIMCO in its capacity as attorney-in-fact hereunder for the Trust is hereby expressly put on notice that FIMCO is acting solely in the capacity as an agent of the Trust and that any such person, partnership, corporation or other legal entity must look solely to the Fund for enforcement of any claim against Fund, as FIMCO assumes no personal liability whatsoever for obligations of the Fund entered into by FIMCO in its capacity as attorney-in-fact for the Trust.

SECTION 12.  GENERAL PROVISIONS

         SECTION 12.1.  NOTICES

         All notices or other communications required of permitted to be given hereunder shall be in writing and shall be delivered or sent by pre-paid first class letter post to the following addresses or to such other address as the relevant addressee shall hereafter notify for such purpose to the others by notice in writing and shall be deemed to have been given at the time of delivery.

         If to the Adviser:                 PHOENIX VARIABLE ADVISORS
                                            One American Row
                                            Hartford, Connecticut
                                            Attention: Doreen Bonner


         If to FMICO:                       FEDERATED INVESTMENT MANAGEMENT CO.
                                            1001 Liberty Avenue
                                            Pittsburgh, PA 10006
                                            Attention: Carol Kayworth

         SECTION 12.2.  FURTHER ASSURANCES

         The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

         SECTION 12.3.  WAIVER

         The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

         SECTION 12.4.  ENTIRE AGREEMENT AND MODIFICATION

         This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.

         SECTION 12.5.  ASSIGNMENTS, SUCCESSORS, AND NO THIRD-PARTY RIGHTS

         Neither party may assign any of its rights under this Agreement without the prior consent of the other parties. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

         SECTION 12.6.  SEVERABILITY

         If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         SECTION 12.7.  SECTION HEADINGS, CONSTRUCTION

         The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

         SECTION 12.8.  GOVERNING LAW

         This Agreement will be governed by the laws of the State of Pennsylvania without regard to conflicts of laws principles.

         SECTION 12.9.  COUNTERPARTS

         This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                                          PHOENIX VARIABLE ADVISORS

                                          By: /s/ Simon Y. Tan
                                              ---------------------------
                                              Title: President


ACCEPTED:

FEDERATED INVESTMENT MANAGEMENT COMPANY


By:  /s/ J. Christopher Donahue
     ---------------------------
     Title: President

                     SCHEDULE 1 - FUNDS AND SUBADVISORY FEES
                     ---------------------------------------


                 Name of Series                         Subadvisory Fee
                 --------------                         ---------------
Phoenix-Federated U.S. Government Bond Series      0.30% first $25 million
                                                   0.25% next $25 million
                                                   0.20% next $20 million
                                                   Negotiable above $100 million

                         SCHEDULE 2 - FUND DOCUMENTATION
                         -------------------------------

1.   Trust's [Articles of Incorporation] [Declaration of Trust] and Bylaws.

2. Currently effective registration statement for each class of each Fund's shares and any pending amendments to such registration statement.

3. Any supplements to any prospectus or statement of additional information for any class of any Fund's shares.

4. Custody Agreement between the Trust and ________________________, as Custodian for the Portfolio's securities, including information as to:
     [bullet] the Portfolio's nominee,
     [bullet] the Federal tax identification numbers of the Portfolio and its nominee,
     [bullet] all routing, bank, participant and account numbers and other information necessary to provide proper instructions for transfer and delivery of Securities to the Portfolio's accounts at the Custodian,
     [bullet] the name, address, phone and fax number of the Custodian's employees responsible for the Portfolio's accounts, and [bullet] the Portfolio's pricing service and contact persons.

5. All policies, procedures, guidelines and codes adopted by the Board under the 1940 Act or any regulation thereunder, including:
     [bullet] Rule 2a-7 (if the Portfolio holds itself out as a "money market fund"),
     [bullet] Rule 10f-3 (relating to affiliated underwriting syndicates), [bullet] Rule 17a-7 (relating to interfund transactions),
     [bullet] Rule 17e-1 (relating to transactions with affiliated Brokers), [bullet] Rule 17f-4 (relating to securities held in securities depositories),
     [bullet] Rule 17j-1 (relating to a code of ethics), and [bullet] Rule 17f-5 (relating to foreign custody).

6. All SEC exemptive orders applicable to the Portfolio, and all procedures and guidelines adopted by the Board under the terms of such orders.

7. All procedures and guidelines adopted by the Board or the Manager regarding:
     [bullet] Repurchase agreements,
     [bullet] Evaluating the liquidity of securities, include restricted securities, municipal leases and stripped U.S. government securities,
     [bullet] Segregation of liquid assets in connection with reverse repurchase agreements, firm commitments, standby commitments, short sales, options and futures agreements,
     [bullet] Derivative contracts and securities, and [bullet] Affiliated bank procedures.

8. Any master agreements that the Trust has entered into on behalf of the Portfolio, including:
     [bullet] Master Repurchase Agreement,
     [bullet] Master Futures and Options Agreements,
     [bullet] Master Foreign Exchange Netting Agreements, and
     [bullet] Master Swap Agreements.

9.   Blue Sky undertakings.

10.  CFTC Rule 4.5 letter.

11. Schedule of the current year's Board meetings, and the reports needed by the Board.

12.  Pricing and performance calculation entities and contact persons.

                      SCHEDULE 3 - SUBADVISER DOCUMENTATION
                      -------------------------------------

1.   Part II of FIMCO's Form ADV most recently filed with the SEC.

2.   Guidelines and procedures required by Rule 2a-7, consisting of:
     [bullet] Forms of resolutions authorizing use of the amortized cost method, [bullet] Amortized Cost Procedures, and
     [bullet] Federated Investment Adviser Guidelines

3. Procedures and checklists required by the following exemptive rules and orders under under the 1940 Act:
     [bullet] Rule 10f-3 (relating to affiliated underwriting syndicates), [bullet] Rule 17a-7 (relating to interfund transactions),
     [bullet] Rule 17e-1 (relating to transactions with affiliated Brokers), [bullet] Rule 17f-4 (relating to securities held in securities depositories),
     [bullet] Rule 17j-1 (relating to a code of ethics), [bullet] Release No. IC-22903 (granting an exemption for the use of "core funds"),
     [bullet] Release No. IC-22313 (granting an exemption for the purchase of affiliated money market funds)
     [bullet] Release Nos. IC-16602 and IC-19816 (granting an exemption for certain transactions with affiliated banks), and [bullet] Release No. IC-15243 (granting an exemption permitting the purchase of insurance from an affiliate and the settlement of claims therefrom).

4.   Procedures and checklist required

5. All exemptive orders granted by the SEC that will become applicable to the Portfolio, and the procedures and guidelines followed by FIMCO in accordance therewith.

                                    EXHIBIT 4

                              SUBADVISORY AGREEMENT

                        SUB-INVESTMENT ADVISORY AGREEMENT

         This Sub-Investment Advisory Agreement (this "Agreement") is entered into as of December 15, 1999, by and between Phoenix Variable Advisors, a Delaware corporation ("Investment Manager") and Janus Capital Corporation, a Colorado corporation ("JCC").


                                    RECITALS
                                    --------

         a. Investment Manager has entered into an Investment Management Agreement dated December 15,1999 (the "Investment Management Agreement") with The Phoenix Edge Series Fund (the "Fund"), to act as investment manager to the Phoenix-Janus Equity-Income Series, the Phoenix-Janus Flex Income Series and the Phoenix-Janus Growth Series, which are series of the Fund (collectively the "Portfolios").

         b. The Investment Management Agreement provides that Investment Manager may engage a sub-investment adviser to furnish investment information and advice to assist Investment Manager in carrying out its responsibilities under the Investment Management Agreement.

         c. Investment Manager and the Trustees of the Fund desire to retain JCC to render investment management services to Investment Manager in the manner and on the terms set forth in this Agreement.


                                    AGREEMENT
                                    ---------

         In consideration of the mutual covenants and agreements set forth in this Agreement, Investment Manager and JCC agree as follows:

         1.       Sub-Investment Adviser Services.

                  (a) JCC shall, subject to the control of the Trustees of the Fund and to the supervision of Investment Manager, have exclusive authority to manage the investment and reinvestment of the assets of the Portfolios, including cash, provided that such management is in accordance with the Fund's declaration of trust and in its registration statements under the Investment Company Act of 1940 (the "1940 Act"), Investment Manager acknowledges that JCC has authority to trade every day the market is open. JCC makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolios or that the Portfolios will perform comparably with any standard or index, including other clients of JCC, whether public or private.

                  (b) Subject to the understanding that JCC shall not be responsible for portfolio accounting and shall not be required to generate information derived from portfolio accounting data or to disclose proprietary information, JCC shall furnish Investment Manager with quarterly reports, in form and substance acceptable to the Investment Manager, with respect to:

                      (i)    compliance with JCC's code of ethics;

                      (ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended;

                      (iii) diversification of Portfolio assets in accordance with the then prevailing prospectus and statement of additional information pertaining to the Portfolios and governing laws;

                      (iv) the implementation of the Portfolios' investment program, including, without limitation, analysis of Portfolio performance; and

                      (v) any other reports reasonably requested in accordance with or described in this Agreement.

                  (c) Upon prior notice, JCC shall permit the financial statements, books and records with respect to the Portfolios to be inspected and audited by Investment Manager (and/or the independent accountants for Investment Manager or the Fund) at all reasonable times during normal business hours. JCC agrees that such records are the property of the Fund, and shall be made reasonably available for inspections, and by the Fund or to the Investment Manager as agent of the Fund, and promptly upon request surrendered to either.

                  (d) JCC has provided to Investment Manager a copy of JCC's Form ADV as filed with the Securities and Exchange Commission. JCC shall provide to Investment Manager a list of persons who JCC wishes to have authorized to give written and/or oral instructions to Custodians of Fund assets for the Portfolios.

                  (e) JCC shall be responsible for the preparation and filing of
Schedule 13G and Form 13F on behalf of the Portfolios. JCC shall not be responsible for the preparation or filing of any reports required of the Portfolios by any governmental or regulatory agency, except as expressly agreed to in writing. JCC will cooperate (establishing proxy handling procedures acceptable to Investment Manager) with such authorized representative of the Fund granted authority to vote proxies solicited by or with respect to the issuers of securities in which Fund assets are invested.

                  (f) JCC shall have no responsibility to monitor certain limitations or restrictions, including without limitation, the 90%-source test, for which JCC determines it has not been provided sufficient information in accordance with Section 2 of this Agreement or otherwise. All such monitoring shall be the responsibility of Investment Manager.

                  (g) JCC accepts its appointment as a sub-investment adviser and agrees to provide an investment program for the Portfolios consistent with their investment objectives based upon the development, review and adjustment of investment policies approved from time to time by the Board of Trustees and Investment Manager in consultation with JCC. In managing the Portfolios JCC agrees to use its best professional judgment to make investment decisions for the Portfolios in accordance with the provisions of this Agreement.

                  (h) JCC agrees to attendance by appropriate representatives of the Investment Manager at meetings requested by the Investment Manager or Trustees at such time(s) and location(s) as reasonably requested by the Investment Manager or Trustees. JCC also agrees to participation, overall assistance and support in marketing the Portfolios, including, without limitation, meetings with pension fund representatives, broker/dealers who have a sales agreement with Phoenix Equity Planning Corporation, and other parties requested by the Investment Manager.

                  (i) JCC will assist the recordkeeping agent for the Fund in determining or confirming the value of any securities or other assets in the Portfolios for which the recordkeeping agent seeks assistance from or identifies for review by JCC. The parties agree that, consistent with applicable law, JCC will not bear responsibility for the determination of value of any such securities or other assets.

         2.       Obligations of Investment Manager and the Portfolio.

                  (a) Investment Manager has provided to JCC the information and documents listed on the attached Exhibit A. Throughout the term of this Agreement, Investment Manager shall continue to provide such information and documents to JCC, including any amendments, updates or supplements to such information or documents, before or at the time the amendments, updates or supplements become effective. Investment Manager shall timely furnish JCC with such additional information as may be reasonably necessary for or requested by JCC to perform its responsibilities pursuant to this Agreement.

                  (b) Investment Manager shall be responsible for setting up and maintaining brokerage accounts and other accounts JCC deems advisable to allow for the purchase or sale of various forms of securities pursuant to this Agreement.

                  (c) Investment Manager will deliver to JCC any limitations imposed upon the Fund as a result of relevant diversification requirements under the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended.

         3. Custodian. The Portfolio assets shall be maintained in the custody of the custodian identified pursuant to Exhibit A. Any assets added to the Portfolios shall be delivered directly to such custodian. JCC shall have no liability for the acts or omissions of any custodian of the Portfolio's assets. JCC shall have no responsibility for the segregation requirement of the 1940 Act or other applicable law.

         4. Broker Dealers. Absent written instructions from Investment Manager to the contrary, JCC shall place all orders for the purchase and sale of investment instruments for the Portfolio with brokers or dealers selected by JCC, which may include brokers or dealers affiliated with JCC. Purchase or sell orders for a Portfolio may be aggregated with contemporaneous purchase or sell orders of other clients of JCC. JCC shall use its best efforts to obtain execution of Portfolio transaction at prices that are advantageous to the Portfolios and at commission rates that are reasonable in relation to the benefits received. However, JCC may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to a Portfolio and/or other accounts serviced by JCC. JCC may place portfolio transactions with a broker or dealer with whom it has negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction if JCC determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities that JCC and its affiliates have with respect to the Portfolio and to accounts over which they exercise investment discretion, and not all such services or products will necessarily be used by JCC in managing the Portfolios. In addition, consistent with best execution, JCC may execute Portfolio transactions through brokers and dealers that sell shares of mutual funds advised by JCC or recommend to their customers that they purchase shares of such funds. If JCC determines that any product or service furnished by a broker has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, JCC may allocate the costs of such service or product accordingly. The portion of the product or service that JCC determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. This allocation may create a conflict of interest for JCC.

         5. Fees. Investment Manager shall pay to JCC a monthly fee in accordance with the attached Exhibit B. Investment Manager shall calculate the fee for each month during which JCC provides investment management services based upon the average daily net assets of the Portfolios (including cash or cash equivalents) for each such month. The fee shall be payable to JCC by the fifteenth day of each month. The fee for the first month during which JCC provides investment management services shall be based upon the number of days the account was open in that month. Similarly, if this Agreement is terminated, the fee shall be based upon the number of days the account was open during the month in which the Agreement is terminated.

         6. Expenses. Investment Manager, the Fund and the Portfolios shall assume and pay their respective organizational, operational, and business expenses not specifically assumed or agreed to be paid by JCC pursuant to this Agreement. JCC shall pay its own organizational, operational, and business expenses but shall not be obligated to pay any expenses of Investment Manager, the Fund, or the Portfolios, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Portfolios; and
(c) custodian fees and expenses. Any reimbursement of management fees required by any expense limitation provision and any liability arising out of a violation of Section 36(b) of the 1940 Act shall be the sole responsibility of Investment Manager.

         7.       Representations and Warranties.

                  (a) Investment Manager represents and warrants the following:

                      (i) Investment Manager has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the state of Delaware.

                      (ii) Investment Manager has all requisite corporate power and authority under the laws of Delaware and federal securities laws to execute, deliver and to perform this Agreement.

                      (iii) All necessary corporate proceedings of Investment Manager have been duly taken to authorize the execution, delivery and performance of this Agreement by Investment Manager.

                      (iv) Investment Manager is a registered investment adviser under the Investment Advisers Act of 1940 and is in compliance with all other registrations required.

                      (v) Investment Manager has complied, in all material respects, with all registrations required by, and will comply, in all material respects, with all applicable rules and regulations of, the Securities and Exchange Commission.

                      (vi) Investment Manager has authority under the Investment Management Agreement to execute, deliver and perform this Agreement.

                      (vii) Investment Manager has received a copy of Part II of JCC's Form ADV.

                  (b) JCC represents and warrants the following:

                      (i) JCC has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the state of Colorado.

                      (ii) JCC has all requisite corporate power and authority under the laws of Colorado and federal securities laws to execute, deliver and to perform this Agreement.

                      (iii) All necessary corporate proceedings of JCC have been duly taken to authorize the execution, delivery and performance of this Agreement by JCC.

                      (iv) JCC is a registered investment adviser under the Investment Advisers Act of 1940 and is in compliance with all other registrations required.

                      (v) JCC has complied, in all material respects, with all registrations required by, and will comply, in all material respects, with all applicable rules and regulations, of the Securities and Exchange Commission.

         8. Confidentiality and Proprietary Rights. Investment Manager will not, directly or indirectly, and will not permit its affiliates employees, officers, directors, agents, contractors, or the Portfolios to, in any form or by any means, use, disclose, or furnish, to any person or entity, records or information concerning the business of JCC, except as necessary for the performance of its duties under this Agreement or the Investment Management Agreement, or as required by law upon prior written notice to JCC. JCC is the sole owner of the name and mark "Janus." Investment Manager shall not, and shall not permit the Portfolio to, without prior written consent of JCC, use the name or mark "Janus" or make representations regarding JCC or its affiliates. Upon termination of this Agreement for any reason, Investment Manager shall immediately cease, and Investment Manager shall cause the Portfolios to immediately cease, all use of the Janus name or any Janus mark.

         9.       Non-Exclusivity.

                  (a) JCC, its affiliates, or any of their directors, officers, employees, or agents may buy, sell, or trade any securities or other investment instruments for their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by JCC of its responsibilities under this Agreement. JCC and its affiliates may act as investment manager to or provide other services with respect to various investment companies and other managed accounts, which advice or services, including the nature of such services, may differ from or be identical to advice given or action taken with respect to the Portfolios. In the event of such activities, the transactions and associated costs will be allocated among such clients (including the Portfolios) in a manner that JCC believes to be equitable to the accounts involved and consistent with such accounts' objectives, policies, and limitations.

                  (b) JCC shall be subject to a written code of ethics adopted by it pursuant to Rule 17j-1(b) of the 1940 Act, and shall not be subject to any other code of ethics, including Investment Manager's code of ethics, unless specifically adopted by JCC.

                  (c) JCC may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolios. Except as necessary to perform this Agreement, JCC shall be deemed to be an independent contractor and shall have no authority, unless otherwise provided or authorized, to act for or represent the Portfolios or Investment Manager in any way or otherwise be deemed an agent of the Portfolios or Investment Manager. Investment Manager and JCC shall not be considered as partners or participants in a joint venture.

         10.      Liability.

                  (a) Except as may otherwise be provided by the 1940 Act, or other federal securities laws, neither JCC nor any of its affiliates, officers, directors, officers, shareholders, employees, or agents shall be liable for any loss, liability, cost, damage, or expense (including reasonable attorneys' fees and costs) (collectively referred to in this Agreement as "Losses"), including without limitation, Losses in connection with pricing information or other information provided by JCC, except for Losses directly resulting from JCC's gross negligence, bad faith, or willful misconduct. Investment Manager and the Fund shall, jointly and severally, hold harmless and indemnify JCC, its affiliates, directors, officers, shareholders, employees or agents for any Loss not resulting from JCC's negligence or its breach of the terms of this Agreement. The obligations contained in this Section 10 shall survive termination of this Agreement.

                  (b) Reference is hereby made to the Declaration of Trust dated February 18, 1986, establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter so filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. The name Phoenix Edge Series Fund refers to the Trustees under said Declaration of Fund, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the Fund estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither FIC nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate.

         11.      Duration.

                  (a) This Agreement shall remain in full force and effect for two years from the date it is entered into, and is then renewable annually upon approval by (i) the majority of those members of the Fund's Trustees who are not interested persons of the Fund, the Investment Manager, or JCC, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the Fund's Trustees or vote of a majority of outstanding voting securities of the applicable Portfolio; provided, however, that if this Agreement or the continuation of this Agreement is not approved, JCC may continue to render services under this Agreement in the manner and to the extent permitted by the 1940 Act and applicable regulations.

                  (b) This Agreement may be terminated as to a Portfolio at any time, without penalty, by JCC, by the Fund's Trustees or by a majority of the outstanding voting securities of the applicable Portfolio, on sixty days' written notice to the other party. This Agreement will immediately terminate in the event of its assignment. Investment Manager shall provide advance written notice of any anticipated assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons," and "assignment" have the same meaning as such terms have in the 1940 Act.)

         12. Amendment. This Agreement may be amended at any time, but only by written agreement between the Investment Manager and JCC, which amendment, is subject to the approval of the Trustees and the Shareholders of the Fund as and to the extent required by the 1940 Act.

         13.      General.

                  (a) This Agreement constitutes the entire understanding of the parties with respect to its subject matter, shall supersede all prior understandings agreements, contracts or other documents, and shall continue in full force and effect until terminated.

                  (b) If any provision of this Agreement is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall be enforced to the greatest extent permitted by law.

                  (c) This Agreement shall be governed by applicable federal law and the laws of the State of Colorado without regard to choice of laws principals. Investment Manager and the Fund consent to the venue of the Denver District Court of the County of Denver, State of Colorado, or the United States District Court for the District of Colorado and agree that all lawsuits arising from this Agreement shall be conducted only in such courts, unless such courts refuse to accept jurisdiction.

                  (d) This Agreement may be executed in two or more counterparts which together shall constitute one document.

                  (e) All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by pre-paid first class letter post to the following addresses or to such other address as the relevant addressee shall hereafter notify for such purpose to the others by notice in writing and shall be deemed to have been given at the time of delivery.

         If to the Investment Manager:

                  Phoenix Variable Advisors
                  One American Row
                  Hartford, Connecticut
                  Attention: Doreen Bonner

         If to JCC:

                  Janus Capital Corporation
                  100 Fillmore Street
                  Denver, CO 80206
                  Attention:  General Counsel

                                          PHOENIX VARIABLE ADVISORS

                                          By: /s/ Simon Y. Tan
                                              ------------------------------
                                            Name: Simon Y. Tan
                                                  --------------------------
                                            Title: President
                                                   -------------------------

                                          JANUS CAPITAL CORPORATION

                                          By: /s/ Bonnie Howe
                                              ------------------------------
                                              Name: Bonnie M. Howe
                                                    ------------------------
                                              Title: Assistant Vice President
                                                     ------------------------

                                    EXHIBIT A

Information and documentation provided by Investment Manager:

[bullet] A copy of the Portfolios' registration statement.

[bullet] Copies of the Portfolios' prospectus and statement of additional information.

[bullet] Copies of the Fund's organizational documents, Bylaws, and as applicable to the Portfolio, minutes of meetings of the Trustees of the Fund.

[bullet] Notice of the Portfolio's custodian designated to hold assets in the Portfolios.

[bullet] A list of the countries approved by the Trustees in accordance with Rule 17f-5 in which Portfolio assets may be maintained and a list of those countries available immediately.

[bullet] Certified copies of financial statements or reports prepared for the Fund, including the Portfolio, by certified or independent public accountants.

[bullet] Copies of any financial statement or reports made by the Portfolio to its shareholders or to any governmental body or securities exchange.

[bullet] Reports as to the composition of assets in the Fund, cash requirements and cash available for investment in the Portfolios.

[bullet] Copies of Investment Manager's liquidity procedures, cross-trade procedures, repurchase agreement procedures, 10f-3, 17a-7 and 17e-1 procedures and other procedures that may affect the duties of JCC.

[bullet] A Free-riding and Withholding Questionnaire completed by the Fund.

[bullet] An Internal Revenue Service Form W-9 completed by the Fund.

[bullet] A Qualified Institutional Investor Certification completed by the Fund.

[bullet] A list of persons authorized to act on behalf of the Portfolios.

[bullet] A list of "affiliates" of the Fund, as such term is used in the 1940
         Act, including all broker-dealers affiliated with the Fund.

[bullet] Applicable Commodities Futures Trading Commission exemptions, notifications and/or related documentation.

[bullet] A list of established futures accounts.

                                    EXHIBIT B

                                    Fee Rate
                                 (on all assets)
                                 ---------------

Series                                                                  Fee
------                                                                  ---

Phoenix-Janus Equity-Income Series                                      0.85%

Phoenix-Janus Flex Income Series                                        0.80%

Phoenix-Janus Growth Series                                             0.85%

                                    EXHIBIT 5

                             SUBADVISORY AGREEMENT

                             SUB-ADVISORY AGREEMENT

                   PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES

         This Sub-Advisory Agreement (the "Agreement") is entered into as of December 14, 1999 by and between Phoenix Variable Advisors, Inc., a Delaware corporation (the "Manager"), and Morgan Stanley Dean Witter Investment Management Inc., a Delaware corporation (the "Sub-Adviser").

         WHEREAS, the Manager has entered into an Advisory Agreement dated December 14, 1999 (the "Advisory Agreement") with The Phoenix Edge Series Fund (the "Fund"), pursuant to which the Manager provides portfolio management and administrative services to the Phoenix-Morgan Stanley Focus Equity Series of the Fund (the "Portfolio").

         WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers;

         WHEREAS, the Manager desires to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Sub-Adviser agree as follows:

         1.       Sub-Advisory Services.

                  a. The Sub-Adviser shall, subject to the supervision of the Manager and in cooperation with any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Portfolio. The Sub-Adviser shall manage the Portfolio in conformity with (1) the investment objective, policies and restrictions of the Portfolio set forth in the Fund's prospectus and statement of additional information relating to the Portfolio, (2) any additional policies or guidelines established by the Manager or by the Fund's directors that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Portfolio may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. In managing the Portfolio, the Sub-Adviser agrees to use its best professional judgement to make investment decisions for the Portfolio in accordance with the provisions of this Agreement. Notwithstanding the foregoing provisions of this Section 1.a, however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Portfolio as the Manager shall determine are necessary in order for the Portfolio to comply with the Policies.

                  b. The Sub-Adviser shall furnish the Manager with quarterly reports, in such form as may be mutually agreed upon, with respect to:

                          (i)  compliance with the Sub-Adviser's Code of Ethics;

                          (ii) compliance with procedures adopted from time to
                  time by the Trustees of the Fund regarding securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended;

                          (iii) diversification of Portfolio assets in
                  accordance with governing laws and the then prevailing prospectus and statement of additional information pertaining to the Portfolio;

                          (iv) compliance with the Portfolio's limitation
                  regarding the acquisition of illiquid securities; and

                          (v) the implementation of the Portfolio's investment
                  program as described herein, including, without limitation, analysis of Portfolio performance.

The Sub-Adviser shall also furnish the Manager with any and all other reports regarding the management of the Portfolio reasonably requested by the Manager in accordance with or described in this Agreement. The Sub-Adviser will keep the Fund and the Manager informed of developments materially affecting the management of the Portfolio, and will furnish the Fund and the Manager from time to time with such information as Sub-Adviser believes, in its discretion, is appropriate for this purpose. The Sub-Adviser also agrees to attendance by appropriate representatives of the Sub-Adviser at meetings reasonably requested by the Manager or the Fund's Trustees at such times and locations as reasonably requested by the Manager or the Trustees.

                  c. The Sub-Adviser will assist the record-keeping agent for the Fund in determining or confirming the value of any securities or other assets in the Portfolio for which the record-keeping agent reasonably requests review by the Sub-Adviser. The parties agree that, consistent with applicable law, the Sub-Adviser will not bear any responsibility or liability in connection with the determination or confirmation of values of any such securities or other assets in the Portfolio.

                  d. Upon reasonable notice, the Sub-Adviser shall permit the books and records with respect to the Portfolio to be inspected and audited by the Manager and the Fund (and/or the independent accountants for the Fund) at all reasonable times during normal business hours. The Sub-Adviser agrees that such records are the property of the Fund and shall be promptly surrendered to the Fund or the Manager, as agent of the Fund, upon request; provided, however, that the Sub-Adviser is authorized to maintain a copy of any such records.

                  e. The Sub-Adviser will cooperate (in establishing proxy handling procedures acceptable to Manager) with such authorized representative(s) of the Fund granted authority to vote proxies solicited by or with respect to the issuers of securities in which Portfolio assets are invested.

                  f. The Sub-Adviser will be responsible for the preparation and filing of Schedule 13G and Form 13F with respect to the assets of the Portfolio.

                  g. The Sub-Adviser shall provide to the Manager a copy of its Form ADV as filed with the Securities and Exchange Commission and as amended from time to time and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/ or oral instructions to custodians of assets of the Portfolio.

         2.       Obligations of the Manager.

                  a. The Manager shall provide (or cause the Fund's custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets of the Portfolio, cash requirements and cash available for investment in the Portfolio, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder. In this regard, the Manager will deliver to the Sub-Adviser any limitations imposed upon the Portfolio as a result of relevant diversification requirements under the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended, as well as any subsequent amendments to such limitations.

                  b. The Manager has furnished the Sub-Adviser a copy of the prospectus and statement of additional information of the Portfolio and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplement thereto at, or, if practicable, before the time the revisions or supplements become effective. No revisions shall be made nor supplements issued regarding the Portfolio or the Sub-Adviser without the prior review and approval of the Sub-Adviser. No written materials naming or relating to the Sub-Adviser, its employees or its affiliated companies, other than materials provided or approved by the Sub-Adviser, shall be use by the Manager, the Fund or their affiliates in offering or marketing shares of the Fund. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the Directors of the Fund applicable to the Portfolio to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Portfolio to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

         3. Custodian. The Manager shall provide the Sub-Adviser with a copy of the Fund's agreement with the custodian designated to hold the assets of the Portfolio (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Portfolio shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian unless such act or omission is required by and taken in reliance upon instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Portfolio shall be delivered directly to the Custodian.

         4. Expenses. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any expenses of the Manager or the Fund including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Portfolio, and (c) custodian fees and expenses. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

         5. Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all order for the purchase and sale of securities for the Portfolio with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act. To the extent consistent with applicable law, purchase or sell orders for the Portfolio may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Portfolio at prices which are advantageous to the Portfolio and at commission rates that are reasonable in relation to the benefits received.

         6. Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Manager shall pay the Sub-

Adviser compensation at the annual rate of 0.55% of the average aggregate daily assets of the Portfolio up to $150 million, 0.45% of the Portfolio's assets between $150 million and $300 million, and 0.40% of the Portfolio's assets in excess of $300 million. Such compensation shall by payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Portfolio pursuant to the Advisory Agreement. The Manager may from time to time waive the compensation it is entitled to receive from the Fund, however, and such waiver will have no effect on the Manager's obligation to pay the Sub-Adviser the compensation provided for herein.

         7. Non-Exclusivity. The Manager and the Portfolio agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Portfolio recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

         8.       Liability. Except as may otherwise be provided by the 1940
Act or other federal securities laws, neither the Sub-Adviser nor any of its affiliates or its or their officers, directors, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Fund, the Portfolio or any shareholder of the Portfolio or the Fund for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties. The Manager shall hold harmless and indemnify the Sub-Adviser for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising from any claim or demand by any past or present shareholder of the Portfolio or the Fund that is not based upon the obligations of the Sub-Adviser with respect to the Portfolio under this Agreement. The Manager acknowledges and agrees that the Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

         9. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

                  a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

                  b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Adviser either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

                  c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement; and

                  d. this Agreement may be terminated by the Sub-Adviser on sixty days' written notice to the Manager and the Fund, or, if approved by the Board of Directors of the Fund, by the Manager on sixty days' written notice to the Sub-Adviser.

         Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

         10. Amendment. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

         11. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," " affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

         12.      General.

                  a. The Sub-Adviser may perform its services through affiliate, employee, officer or agent, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Portfolio shall perform the portfolio management duties described therein until the Sub-Adviser notifies the Manager that one or more other affiliates, employees, officers or agents identified in such notice shall assume such duties as of a specific date.

                  b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

                  c. Each party hereto agrees that information obtained from the other during the course of this Agreement will only be used in furtherance of performance of its obligations under this Agreement; provided, however, that this clause shall not apply to information specifically authorized for another use by the providing party or information that is otherwise available to the public.

                  d. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York.

         13. Notice. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by pre-paid first class mail to the following addresses or to such other address as the relevant party shall hereafter notify for such purpose to the other by notice in writing, and shall be deemed to have been given at the time of delivery.

         If to the Manager:               PHOENIX VARIABLE ADVISORS, INC.
                                          One American Row
                                          Hartford, Connecticut 06115
                                          Attention: Doreen Bonner

         If to the Sub-Adviser:           MORGAN STANLEY DEAN WITTER INVESTMENT
                                          MANAGEMENT INC.
                                          1221 Avenue of the Americas
                                          New York, New York 10020
                                          Attention: General Counsel

         14. Use of Morgan Stanley Name. The Manager and the Fund agree that if this Agreement is terminated and the Sub-Adviser or an affiliate thereof shall no longer be the sub-adviser to the Portfolio, the Fund will change the name of the Portfolio to delete any reference to "Morgan Stanley" or any portion or combination thereof.

                                               PHOENIX VARIABLE ADVISORS, INC.

                                               By: /s/ Simon Y. Tan
                                                   -----------------------------
                                               Name: Simon Y. Tan
                                               Title: President


                                               MORGAN STANLEY DEAN WITTER
                                               INVESTMENT MANAGEMENT INC.

                                               By: /s/ Michael Klein
                                                   -----------------------------
                                               Name: Michael Klein
                                                     ---------------------------
                                               Title: Managing Director
                                                      --------------------------

                                   Exhibit 6A

                             Subadvisory Agreement

                              SUBADVISORY AGREEMENT

                            PHOENIX EDGE SERIES FUND




Sanford C. Bernstein & Co., Inc.
767 Fifth Avenue
New York, New York 101053


         WHEREAS, The Phoenix Edge Series Fund (the "Fund") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder;

         WHEREAS, the shares of the Fund are offered or may be offered in several series, including the Phoenix-Sanford Bernstein Mid-Cap Value Series (hereafter referred to as the "Series");

         WHEREAS, Phoenix Variable Advisors (the "Advisor") evaluates and recommends series advisors for the Series and is responsible for the day-to-day management of the Series; and

         WHEREAS, the Advisor desires to retain Sanford C. Bernstein & Co., Inc., a corporation organized under the laws of the State of New York (the "Subadvisor") to furnish portfolio management services for the Series, and the Subadvisor is willing to furnish such services.

         NOW, THEREFORE, the Advisor and the Subadvisor agree as follows:

1. Employment as a Subadvisor. The Advisor, being duly authorized, hereby employs the Subadvisor to invest and reinvest the assets of the Series on the terms and conditions set forth herein. The services of the Subadvisor hereunder are not to be deemed exclusive; the Subadvisor may render services to others and engage in other activities which do not conflict in any material manner in the Subadvisor's performance hereunder.

2. Acceptance of Employment; Standard of Performance. The Subadvisor accepts its employment as a subadvisor to the Advisor and agrees to use its best professional judgment to make investment decisions for the Series in accordance with the provisions of this Agreement.

3.       Services of Subadvisor.

                (a) The Subadvisor shall provide the services set forth herein and in Schedule A attached hereto and made a part hereof. In providing management services to the Series, the Subadvisor shall be subject to the investment objectives, policies and restrictions of the Fund as they apply to the Series and as set forth in the Fund's then current Prospectus and Statement of Additional Information (as the same may be modified from time to time), and to the Fund's Agreement and Declaration of Trust, to the investment and other restrictions set forth in the Act, the Securities Act of 1933 and the Internal Revenue Code and the rules and regulations thereunder, and to the supervision and control of the Trustees of the Fund (the "Trustees"). The Subadvisor shall not, without the Advisor's prior approval, effect any transactions which would cause the Series at the time of the transaction to be out of compliance with any of such restrictions or policies. The Subadvisor will keep the Fund and the Advisor informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Fund and the Advisor from time to time with whatever information the Sub-Advisor believes is appropriate for this purpose.

                (b) Subject at all times to the limitations set forth in subparagraph 3(a) above, the Subadvisor shall have full authority at all times with respect to the management of the Series, including, but not limited to, authority to give written or oral instructions to various broker/dealers, banks or other agents; to bind and obligate the Fund to and for the carrying out of contracts, arrangements, or transactions which shall be entered into by the Subadvisor on the Fund's behalf with or through such broker/dealers, banks or other agents; to direct the purchase and sale of any securities; and generally to do and take all action necessary in connection with the Series, or considered desirable by the Subadvisor with respect thereto. The Subadvisor may maintain uninvested cash balances in the Series as it shall deem reasonable without incurring any liability for the payment of interest thereon.

4.       Expenses.  The Subadvisor shall furnish the following at its own expense:

                (a) Office facilities, including office space, furniture and equipment utilized by its employees, in the fulfillment of Subadvisor's responsibilities hereunder; and

                (b) Personnel necessary to perform the functions required to manage the investment and reinvestment of the Series' assets (including those required for research, statistical and investment work), and to fulfill the other functions of the Subadvisor hereunder. The Subadvisor need not provide personnel to perform, or pay the expenses of the Advisor for, services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, auditors and legal counsel.

 5. Transaction Procedures. All transactions for the Series will be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian pursuant to its agreement with the Fund (the "Custodian Agreement"), of all cash and/or securities due to or from the Series. The Subadvisor shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadvisor shall advise the Custodian and confirm in writing to the Fund all investment orders for the Series placed by it with brokers and dealers at the time and in the manner set forth in the Custodian Agreement and in Schedule B hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadvisor. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadvisor shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

6. Allocation of Brokerage. The Subadvisor shall have authority and discretion to select brokers and dealers to execute Series transactions initiated by the Subadvisor, and to select the markets on or in which the transactions will be executed.

         A. In placing orders for the sale and purchase of Series securities for the Fund, the Subadvisor's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadvisor to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Subadvisor reasonably believes that the broker or dealer selected by it can be expected to obtain "best execution" on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadvisor, viewed in terms of either that particular transaction or of the Subadvisor's overall responsibilities with respect to its clients, including the Fund, as to which the Subadvisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

         B. Subject to the requirements of paragraph A above, the Advisor shall have the right to require that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Advisor and the Subadvisor, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or that will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct or exclusive benefit to the Series. In addition, subject to paragraph A above, the applicable Conduct Rules of the National Association of Securities Dealers, Inc. and other applicable law, the Fund shall have the right to request that transactions be executed by brokers and dealers by or through whom sales of shares of the Fund are made.

         C. In addition to selecting brokers or dealers to execute transactions for the Series, the Subadvisor may, subject to its duty to seek best execution, also act as a broker for the Series from time to time at rates not exceeding the usual and customary broker's commission. Under Federal law, the Subadvisor must obtain the Advisor's consent to effect agency cross transactions for the Series, which consent is hereby granted. The Subadvisor represents, warrants and covenants that all agency cross transactions for the Series will be effected by the Subadvisor strictly in accordance with Rule 206(3)-2 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). An agency cross transaction is where the Subadvisor purchases or sells securities from or to a non-managed account on behalf of a client's managed account. By "non-managed" it is meant that the account is not managed by Sub-Advisor, or any of its respective affiliated investment advisers. Pursuant to this consent, the Subadvisor will only effect an agency cross transaction for the Series with a non-managed account. In an agency cross transaction where the Subadvisor acts as broker for the Series, the Subadvisor receives commissions from both sides of the trade and there is a potentially conflicting division of loyalties and responsibilities. However, as both sides to the trade want to execute the transaction at the best price without moving the market price in either direction, the Subadvisor believes that an agency cross transaction will aid both sides to the trade in obtaining the best price for the trade. THE TRUSTEES OR THE ADVISOR MAY REVOKE THIS CONSENT BY WRITTEN NOTICE TO THE SUBADVISOR AT ANY TIME.

7. Fees for Services. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Advisor in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Fund and the Advisor, the Advisor is solely responsible for the payment of fees to the Subadvisor. Brokerage services provided by Subadvisor are not within the scope of the duties of the Subadvisor under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Trustees, the Subadvisor may receive brokerage commissions from the Series for such services in addition to the Subadvisor's fees for services under this Agreement.

8. Limitation of Liability. The Subadvisor shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Series and that such acts or omissions shall not have resulted from the Subadvisor's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Subadvisor in its actions under this Agreement or a breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Subadvisor from liability under the Act, other federal or state securities laws or common law).

9. Confidentiality. Subject to the duty of the Subadvisor to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and the actions of the Subadvisor and the Fund in respect thereof.

         Subadvisor may disclose the investment performance of the Series provided that such disclosure does not reveal the identity of the Advisor, the Fund or the Series. Subadvisor may, however, disclose that the Advisor and the Series are its clients, provided that such disclosure does not reveal the investment performance or composition of the Series.

10. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadvisor shall notify the Advisor in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Advisor to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur and to take the steps it deems necessary.

11. Representations, Warranties and Agreements of the Subadvisor. The Subadvisor represents, warrants and agrees that:

         A.      It is registered as an "investment adviser" under the Advisers
                 Act.

         B. It will maintain, in the form and for the period required by Rule 31a-2 under the Act, the records and information required by paragraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10) and (f) of Rule
         31a-1 under the Act respecting its activities with respect to the Series, and such other records with respect thereto relating to the services the Subadvisor provides under this Agreement as may be required in the future by applicable SEC rules. The records maintained by the Subadvisor hereunder shall be the property of the Fund and surrendered promptly upon request.

         C. It has a written code of ethics complying with the requirements of Rule 17j-l under the Act and will provide the Advisor with a copy of its code of ethics and evidence of its adoption for approval by the Fund's Trustees. All material changes to the code of ethics shall likewise be promptly furnished to the Advisor for approval by the Fund's Trustees. Subadvisor acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund. The Subadvisor shall be subject to its code of ethics and shall not be subject to any other code of ethics, including the code of ethics of the Fund or the Advisor. Within 10 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadvisor shall certify to the Fund and to the Advisor that the Subadvisor has complied with the requirements of Rule 17j-l during the previous calendar quarter and that there has been no violation of its code of ethics or if such a violation has occurred, that appropriate action was taken in response to such violation. The Subadvisor shall permit the Fund and Advisor to examine the reports required to be made by the Subadvisor under Rule 17j-l(c)(1) and this subparagraph.

         D. It will use all necessary efforts to manage the Series so that the Fund will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

         E. It will furnish the Advisor a copy of its Form ADV as filed with the Securities and Exchange Commission.

         F.      It will be responsible for the preparation and filing of
         Schedule 13G and Form 13F reflecting the Fund's securities holdings as part of the Subadvisor's overall holdings.

         G. Reference is hereby made to the Declaration of Trust dated February 18, 1986, establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter so filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. The name Phoenix Edge Series Fund refers to the Trustees under said Declaration of Fund, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the Fund estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadvisor nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate.

12. Representations, Warranties and Agreements of the Advisor. The Advisor represents, warrants and agrees that:

         A. It has the power and has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to execute this Agreement, which constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

         B.      It is registered as an "investment adviser" under the Advisers
         Act.

         C. It will deliver to the Subadvisor true and complete copies of the Prospectus, Statement of Additional Information, and such other documents or instruments governing the investments and investment policies and practices of the Series, and during the term of this Agreement will promptly deliver to the Subadvisor true and complete copies of all documents and instruments supplementing, amending, or otherwise becoming such Fund Documents before or at the time they become effective.

         D. It will deliver to the Subadviser any limitations imposed upon the Fund as a result of relevant diversification requirements under the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended.

         E. It will furnish or otherwise make available to the Subadvisor such other information relating to the business affairs of the Fund as the Subadvisor at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

13. Reports. The Subadvisor shall provide the Advisor such periodic and special reports as the Advisor may reasonably request. The Subadvisor agrees that such records are the property of the Fund, and shall be made reasonably available for inspections, and by the Fund or to the Advisor as agent of the Fund, and promptly upon request surrendered to either. The Subadvisor is authorized to supply the Fund's independent accountants, PricewaterhouseCoopers LLP, or any successor accountant for the Fund, any information that they may request in connection with the Fund.

14. Proxies. Subadviser will be responsible for exercising voting rights on all securities held by the Series, and the Advisor shall cause the Custodian to forward promptly to Subadvisor all proxies upon receipt, so as to afford Subadvisor a reasonable amount of time in which to determine how to vote such proxies.

15. Recordkeeping. The Subadviser will assist the recordkeeping agent for the Fund in determining or confirming the value of any securities or other assets in the Series for which the recordkeeping agent seeks assistance from or identifies for review by the Advisor. The parties agree that, consistent with applicable law, the Advisor will not bear responsibility for the determination of value of any such securities or other assets.

16. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Advisor, which amendment, other than amendments to Schedules B and D, is subject to the approval of the Trustees and the Shareholders of the Fund as and to the extent required by the Act.

17. Effective Date; Term. This Agreement shall become effective September 30, 2000. Unless terminated as hereinafter provided, this Agreement shall remain in full force and effect until September 30, 2002, and thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

18. Notices. All notices or other communications required of permitted to be given hereunder shall be in writing and shall be delivered or sent by pre-paid first class letter post to the following addresses or to such other address as the relevant addressee shall hereafter notify for such purpose to the others by notice in writing and shall be deemed to have been given at the time of delivery.

         If to the Advisor:            PHOENIX VARIABLE ADVISORS
                                       One American Row
                                       Hartford, Connecticut
                                       Attention:  Doreen Bonner


         If to the Subadviser:         Sanford C. Bernstein & Co., Inc.
                                       767 Fifth Avenue
                                       New York, New York 10153
                                       Attention: J. Philip Clark
                                       With a copy to:  Kevin Brine,
                                                        Senior Vice President
                                                        (at the above address)

19. Termination. This Agreement may be terminated by either party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, upon sixty (60) days' written notice to the other party, but any such termination shall not affect the status, obligations or liabilities of either party hereto to the other party.

20. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this

         Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

21. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.


                                       PHOENIX VARIABLE ADVISORS


                                       By:   /s/ Simon Y. Tan
                                             ---------------------------
                                             Title:  Simon Y. Tan, President


ACCEPTED:

SANFORD C. BERNSTEIN & CO., INC.


By:  /s/ Gary Black
     ------------------------
     Title: Managing Director



SCHEDULES:        A.       Subadvisor Functions
                  B.       Operational Procedures
                  C.       Fee Schedule

                                   SCHEDULE A

                              SUBADVISOR FUNCTIONS

         With respect to managing the investment and reinvestment of the Series assets, the Subadvisor shall provide, at its own expense:

         (a) An investment program for the Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and Advisor;

         (b) Implementation of the investment program for the Series based upon the foregoing criteria;

         (c) Quarterly reports, in form and substance acceptable to the Advisor, with respect to: i) compliance with the Subadvisor's code of ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Series assets in accordance with the then prevailing prospectus and statement of additional information pertaining to the Series and governing laws; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Series limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and, vi) the implementation of the Series investment program, including, without limitation, analysis of Series performance;

         (d) Attendance by appropriate representatives of the Subadvisor at meetings requested by the Advisor or Trustees at such time(s) and location(s) as reasonably requested by the Advisor or Trustees; and

         (e) Participation, overall assistance and support in marketing the Series, including, without limitation, meetings with pension fund representatives, broker/dealers who have a sales agreement with Phoenix Equity Planning Corporation, and other parties as may be reasonably requested by the Advisor.

                                   SCHEDULE B
                                   ----------


                             OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied to State Street Bank (the "Custodian"), the custodian for the Fund.

The Subadvisor must furnish the Custodian with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 8:30 p.m. (Eastern Standard time) on the day of the trade (confirmation received from broker). The necessary information can be sent via facsimile machine to the Custodian. Information provided to the Custodian shall include the following:

         1.       Purchase or sale;
         2.       Security name;
         3.       CUSIP number (if applicable);
         4.       Number of shares and sales price per share;
         5.       Executing broker;
         6.       Settlement agent;
         7.       Trade date;
         8.       Settlement date;
         9.       Aggregate commission or if a net trade;
         10.      Interest purchased or sold from interest bearing security;
         11.      Other fees;
         12.      Net proceeds of the transaction;
         13.      Exchange where trade was executed; and
         14.      Identified tax lot (if applicable).

When opening accounts with brokers for, and in the name of, the Fund, the account must be a cash account. No margin accounts are to be maintained in the name of the Fund. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadvisor daily with a cash availability report. This will normally be done by telex so that the Subadvisor will know the amount available for investment purposes.

                                   SCHEDULE C

                                 SUBADVISORY FEE

         For services provided to the Fund pursuant to paragraph 3 hereof, the Advisor will pay to the Subadvisor, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate of


                     0.80% of net assets



The fees shall be prorated for any month during which this agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadvisor, the net asset value of the Fund and each Series shall be valued as set forth in the then current registration statement of the Fund.

In accordance with the Subadvisor's fee and discount policies, clients with managed assets of $10 million or more who have two or more accounts invested in different investment management services in the same asset category will receive a 10% reduction in fees on the smaller account(s) in that asset category. Clients with an account of $25 million or more receive a 10% discount on smaller individually managed related accounts in other asset categories. For this purpose, equity services are considered a separate asset category and fixed-income services are considered a separate asset category. The economic value of such reductions may be applied by a client to any of the accounts in the asset category eligible for such reductions, as provided above.

                                   Exhibit 6B

                             Subadvisory Agreement

                              SUBADVISORY AGREEMENT

                            PHOENIX EDGE SERIES FUND


Alliance Capital Management L.P.
through its Bernstein Investment Research and Management unit
767 Fifth Avenue
New York, New York 10153


         WHEREAS, The Phoenix Edge Series Fund (the "Fund") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder;

         WHEREAS, the shares of the Fund are offered or may be offered in several series, including the Phoenix-Sanford Bernstein Mid-Cap Value Series (hereafter referred to as the "Series");

         WHEREAS, Phoenix Variable Advisors (the "Advisor") evaluates and recommends series advisors for the Series and is responsible for the day-to-day management of the Series; and

         WHEREAS, the Advisor desires to retain Alliance Capital Management L.P., a limited partnership organized under the laws of the State of Delaware acting hereunder through its Bernstein Investment Research and Management unit (the "Subadvisor"), to furnish portfolio management services for the Series, and the Subadvisor is willing to furnish such services.

         NOW, THEREFORE, the Advisor and the Subadvisor agree as follows:

1.       Employment as a Subadvisor.   The Advisor, being duly authorized,
         hereby employs the Subadvisor to invest and reinvest the assets of the Series on the terms and conditions set forth herein. The services of the Subadvisor hereunder are not to be deemed exclusive; the Subadvisor may render services to others and engage in other activities which do not conflict in any material manner in the Subadvisor's performance hereunder.

2. Acceptance of Employment; Standard of Performance. The Subadvisor accepts its employment as a subadvisor to the Advisor and agrees to use its best professional judgment to make investment decisions for the Series in accordance with the provisions of this Agreement.

3.       Services of Subadvisor.
         ----------------------

                (a) The Subadvisor shall provide the services set forth herein and in Schedule A attached hereto and made a part hereof. In providing management services to the Series, the Subadvisor shall be subject to the investment objectives, policies and restrictions of the Fund as they apply to the Series and as set forth in the Fund's then current Prospectus and Statement of Additional Information (as the same may be modified from time to time), and to the Fund's Agreement and Declaration of Trust, to the investment and other restrictions set forth in the Act, the Securities Act of 1933 and the Internal Revenue Code and the rules and regulations thereunder, and to the supervision and control of the Trustees of the Fund (the "Trustees"). The Subadvisor shall not, without the Advisor's prior approval, effect any transactions which would cause the Series at the time of the transaction to be out of compliance with any of such restrictions or policies. The Subadvisor will keep the Fund and the Advisor informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Fund and the Advisor from time to time with whatever information the Sub-Advisor believes is appropriate for this purpose.

                (b) Subject at all times to the limitations set forth in subparagraph 3(a) above, the Subadvisor shall have full authority at all times with respect to the management of the Series, including, but not limited to, authority to give written or oral instructions to various broker/dealers, banks or other agents; to bind and obligate the Fund to and for the carrying out of contracts, arrangements, or transactions which shall be entered into by the Subadvisor on the Fund's behalf with or through such broker/dealers, banks or other agents; to direct the purchase and sale of any securities; and generally to do and take all action necessary in connection with the Series, or considered desirable by the Subadvisor with respect thereto. The Subadvisor may maintain uninvested cash balances in the Series as it shall deem reasonable without incurring any liability for the payment of interest thereon.

4.       Expenses.  The Subadvisor shall furnish the following at its own
         --------
         expense:

                (a) Office facilities, including office space, furniture and equipment utilized by its employees, in the fulfillment of Subadvisor's responsibilities hereunder; and

                (b) Personnel necessary to perform the functions required to manage the investment and reinvestment of the Series' assets (including those required for research, statistical and investment work), and to fulfill the other functions of the Subadvisor hereunder. The Subadvisor need not provide personnel to perform, or pay the expenses of the Advisor for, services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, auditors and legal counsel.

5.       Transaction Procedures.   All transactions for the Series will be
         consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian pursuant to its agreement with the Fund (the "Custodian Agreement"), of all cash and/or securities due to or from the Series. The Subadvisor shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadvisor shall advise the Custodian and confirm in writing to the Fund all investment orders for the Series placed by it with brokers and dealers at the time and in the manner set forth in the Custodian Agreement and in Schedule B hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadvisor. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadvisor shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

6.       Allocation of Brokerage.   The Subadvisor shall have authority and
         discretion to select brokers and dealers to execute Series transactions initiated by the Subadvisor, and to select the markets on or in which the transactions will be executed.

         A. In placing orders for the sale and purchase of Series securities for the Fund, the Subadvisor's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadvisor to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Subadvisor reasonably believes that the broker or dealer selected by it can be expected to obtain "best execution" on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadvisor, viewed in terms of either that particular transaction or of the Subadvisor's overall responsibilities with respect to its clients, including the Fund, as to which the Subadvisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

         B. Subject to the requirements of paragraph A above, the Advisor shall have the right to require that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Advisor and the Subadvisor, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or that will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct or exclusive benefit to the Series. In addition, subject to paragraph A above, the applicable Conduct Rules of the National Association of Securities Dealers, Inc. and other applicable law, the Fund shall have the right to request that transactions be executed by brokers and dealers by or through whom sales of shares of the Fund are made.

         C. Subject to its duty to seek best execution and compliance with the requirements of Section 11(a) of the Securities Exchange Act of 1934, as amended, the Sub-Advisor may utilize its affiliate Sanford C. Bernstein & Co., LLC ("SCB LLC"), to execute trades for the Series from time to time at rates not exceeding the usual and customary broker's commission. Under Federal law, the Subadvisor must obtain the Advisor's consent to permit SCB LLC to effect agency cross transactions for the Series, which consent is hereby granted. The Subadvisor represents, warrants and covenants that all agency cross transactions for the Series will be effected by Subadvisor and SCB LLC strictly in accordance with Rule 206(3)-2 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). An agency cross transaction is where SCB LLC purchases or sells securities from or to a non-managed account on behalf of a client's managed account. By "non-managed" it is meant that the account is not managed by Sub-Advisor, or any of its respective affiliated investment advisers. Pursuant to this consent, the Subadvisor will only permit SCB LLC to effect an agency cross transaction for the Series with a non-managed account. In an agency cross transaction where SCB LLC acts as broker for the Series, SCB LLC receives commissions from both sides of the trade and there is a potentially conflicting division of loyalties and responsibilities. However, as both sides to the trade want to execute the transaction at the best price without moving the market price in either direction, the Subadvisor believes that an agency cross transaction will aid both sides to the trade in obtaining the best price for the trade. THE TRUSTEES OR THE ADVISOR MAY REVOKE THIS CONSENT BY WRITTEN NOTICE TO THE SUBADVISOR AT ANY TIME.

7.       Fees for Services.   The compensation of the Subadvisor for its
         services under this Agreement shall be calculated and paid by the Advisor in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Fund and the Advisor, the Advisor is solely responsible for the payment of fees to the Subadvisor. Brokerage services provided by an affiliate of Subadvisor are not within the scope of the duties of the Subadvisor under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Trustees, SCB LLC may receive brokerage commissions from the Series for such services.

8.       Limitation of Liability.   The Subadvisor shall not be liable for any
         action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Series and that such acts or omissions shall not have resulted from the Subadvisor's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Subadvisor in its actions under this Agreement or a breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Subadvisor from liability under the Act, other federal or state securities laws or common law).

9.       Confidentiality.   Subject to the duty of the Subadvisor to comply with
         applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and the actions of the Subadvisor and the Fund in respect thereof.

         Subadvisor may disclose the investment performance of the Series provided that such disclosure does not reveal the identity of the Advisor, the Fund or the Series. Subadvisor may, however, disclose that the Advisor and the Series are its clients, provided that such disclosure does not reveal the investment performance or composition of the Series.

10.      Assignment.   This Agreement shall terminate automatically in the event
         of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadvisor shall notify the Advisor in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Advisor to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur and to take the steps it deems necessary.

11.      Representations, Warranties and Agreements of the Subadvisor.   The
         Subadvisor represents, warrants and agrees that:

         A.  It is registered as an "investment adviser" under the Advisers Act.

         B. It will maintain, in the form and for the period required by Rule 31a-2 under the Act, the records and information required by paragraphs
         (b)(5), (b)(6), (b)(7), (b)(9), (b)(10) and (f) of Rule 31a-1 under the
         Act respecting its activities with respect to the Series, and such other records with respect thereto relating to the services the Subadvisor provides under this Agreement as may be required in the future by applicable SEC rules. The records maintained by the Subadvisor hereunder shall be the property of the Fund and surrendered promptly upon request.

         C. It has a written code of ethics complying with the requirements of Rule 17j-l under the Act and will provide the Advisor with a copy of its code of ethics and evidence of its adoption for approval by the Fund's Trustees. All material changes to the code of ethics shall likewise by promptly furnished to the Advisor for approval by the Fund's Trustees. Subadvisor acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund. The Subadvisor shall be subject to its code of ethics and shall not be subject to any other code of ethics, including the code of ethics of the Fund or the Advisor. Within 10 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadvisor shall certify to the Fund and to the Advisor that the Subadvisor has complied with the requirements of Rule 17j-l during the previous calendar quarter and that there has been no violation of its code of ethics or if such a violation has occurred, that appropriate action was taken in response to such violation. The Subadvisor shall permit the Fund and Advisor to examine the reports required to be made by the Subadvisor under Rule 17j-l(c)(1) and this subparagraph.

         D. It will use all necessary efforts to manage the Series so that the Fund will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

         E. It will furnish the Advisor a copy of its Form ADV as filed with the Securities and Exchange Commission.

         F. It will be responsible for the preparation and filing of Schedule 13G and Form 13F reflecting the Fund's securities holdings as part of the Subadvisor's overall holdings.

         G. It will notify the Advisor of any change in the membership of its general partners within a reasonable time after such change.

         H. Reference is hereby made to the Declaration of Trust dated February 18, 1986, establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter so filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. The name Phoenix Edge Series Fund refers to the Trustees under said Declaration of Fund, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the Fund estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadvisor nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate.

12.      Representations, Warranties and Agreements of the Advisor.   The
         Advisor represents, warrants and agrees that:

         A. It has the power and has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to execute this Agreement, which constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

         B.  It is registered as an "investment adviser" under the Advisers Act.

         C. It will deliver to the Subadvisor true and complete copies of the Prospectus, Statement of Additional Information, and such other documents or instruments governing the investments and investment policies and practices of the Series, and during the term of this Agreement will promptly deliver to the Subadvisor true and complete copies of all documents and instruments supplementing, amending, or otherwise becoming such Fund Documents before or at the time they become effective.

         D. It will deliver to the Subadviser any limitations imposed upon the Fund as a result of relevant diversification requirements under the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended.

         E. It will furnish or otherwise make available to the Subadvisor such other information relating to the business affairs of the Fund as the Subadvisor at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

13.      Reports.   The Subadvisor shall provide the Advisor such periodic and special reports as the Advisor may reasonably request. The Subadvisor agrees that such records are the property of the Fund, and shall be made reasonably available for inspections, and by the Fund or to the Advisor as agent of the Fund, and promptly upon request surrendered to either. The Subadvisor is authorized to supply the Fund's independent accountants, PricewaterhouseCoopers LLP, or any successor accountant for the Fund, any information that they may request in connection with the Fund.

14.      Proxies.   Subadviser will be responsible for exercising voting rights on all securities held by the Series, and the Advisor shall cause the Custodian to forward promptly to Subadvisor all proxies upon receipt, so as to afford Subadvisor a reasonable amount of time in which to determine how to vote such proxies.

15.      Recordkeeping.   The Subadviser will assist the recordkeeping agent for
         the Fund in determining or confirming the value of any securities or other assets in the Series for which the recordkeeping agent seeks assistance from or identifies for review by the Advisor. The parties agree that, consistent with applicable law, the Advisor will not bear responsibility for the determination of value of any such securities or other assets.

16.      Amendment.   This Agreement may be amended at any time, but only by
         written agreement between the Subadvisor and the Advisor, which amendment, other than amendments to Schedules B and D, is subject to the approval of the Trustees and the Shareholders of the Fund as and to the extent required by the Act.

17.      Effective Date; Term.   Unless otherwise agreed in writing, this
         Agreement shall become effective on September 30, 2000. Unless terminated as hereinafter provided, this Agreement shall remain in full force and effect until September 30, 2002, and thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

18.      Notices.   All notices or other communications required of permitted to be given hereunder shall be in writing and shall be delivered or sent by pre-paid first class letter post to the following addresses or to such other address as the relevant addressee shall hereafter notify for such purpose to the others by notice in writing and shall be deemed to have been given at the time of delivery.

         If to the Advisor:       PHOENIX VARIABLE ADVISORS
                                  One American Row
                                  Hartford, Connecticut
                                  Attention:  Doreen Bonner


         If to the Subadviser:    Alliance Capital Management L.P.
                                  Bernstein Investment Research and
                                   Management Unit
                                  767 Fifth Avenue
                                  New York, New York 10153
                                  Attention: J. Philip Clark
                                  With a copy to: Senior Vice President -
                                     Institutional Asset Advisors (at the above address)

19.      Termination.   This Agreement may be terminated by either party,
         without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, upon sixty (60) days' written notice to the other party, but any such termination shall not affect the status, obligations or liabilities of either party hereto to the other party.

20.      Applicable Law.   To the extent that state law is not preempted by the
         provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

21.      Severability.   If any term or condition of this Agreement shall be
         invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.


                                                      PHOENIX VARIABLE ADVISORS


                                               By: /s/ Simon Y. Tan
                                                  ------------------------------
                                                  Title: Simon Y. Tan, President


                                               Date:
                                                    ----------------------------

ACCEPTED:

ALLIANCE CAPITAL MANAGEMENT L.P.

BY: ALLIANCE CAPITAL MANAGEMENT
    CORPORATION, ITS GENERAL PARTNER


By:
     ----------------------
     Title:


Date:
     ----------------------


SCHEDULES: A.  Subadvisor Functions
           B.  Operational Procedures
           C.  Fee Schedule

                                   SCHEDULE A
                                   ----------

                              SUBADVISOR FUNCTIONS

         With respect to managing the investment and reinvestment of the Series assets, the Subadvisor shall provide, at its own expense:

         (a) An investment program for the Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and Advisor;

         (b) Implementation of the investment program for the Series based upon the foregoing criteria;

         (c) Quarterly reports, in form and substance acceptable to the Advisor, with respect to: i) compliance with the Subadvisor's code of ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Series assets in accordance with the then prevailing prospectus and statement of additional information pertaining to the Series and governing laws; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Series limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and, vi) the implementation of the Series investment program, including, without limitation, analysis of Series performance;

         (d) Attendance by appropriate representatives of the Subadvisor at meetings requested by the Advisor or Trustees at such time(s) and location(s) as reasonably requested by the Advisor or Trustees; and

         (e) Participation, overall assistance and support in marketing the Series, including, without limitation, meetings with pension fund representatives, broker/dealers who have a sales agreement with Phoenix Equity Planning Corporation, and other parties as may be reasonably requested by the Advisor.

                                   SCHEDULE B
                                   ----------

                             OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied to State Street Bank (the "Custodian"), the custodian for the Fund.

The Subadvisor must furnish the Custodian with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 8:30 p.m. (Eastern Standard time) on the day of the trade (confirmation received from broker). The necessary information can be sent via facsimile machine to the Custodian. Information provided to the Custodian shall include the following:

         1.     Purchase or sale;
         2.     Security name;
         3.     CUSIP number (if applicable);
         4.     Number of shares and sales price per share;
         5.     Executing broker;
         6.     Settlement agent;
         7.     Trade date;
         8.     Settlement date;
         9.     Aggregate commission or if a net trade;
         10.    Interest purchased or sold from interest bearing security;
         11.    Other fees;
         12.    Net proceeds of the transaction;
         13.    Exchange where trade was executed; and
         14.    Identified tax lot (if applicable).

When opening accounts with brokers for, and in the name of, the Fund, the account must be a cash account. No margin accounts are to be maintained in the name of the Fund. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadvisor daily with a cash availability report. This will normally be done by telex so that the Subadvisor will know the amount available for investment purposes.

                                   SCHEDULE C
                                   ----------

                                 SUBADVISORY FEE

         For services provided to the Fund pursuant to paragraph 3 hereof, the Advisor will pay to the Subadvisor, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate of


                               0.80% of net assets



The fees shall be prorated for any month during which this agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadvisor, the net asset value of the Fund and each Series shall be valued as set forth in the then current registration statement of the Fund.

In accordance with the Subadvisor's fee and discount policies for portfolios managed in accordance with its value investment strategies by its Bernstein Investment Research and Management unit, clients with managed assets of $10 million or more who have two or more accounts invested in different investment management services in the same asset category will receive a 10% reduction in fees on the smaller account(s) in that asset category. Clients with an account of $25 million or more receive a 10% discount on smaller individually managed related accounts in other asset categories. For this purpose, equity services are considered a separate asset category and fixed-income services are considered a separate asset category. The economic value of such reductions may be applied by a client to any of the accounts in the asset category eligible for such reductions, as provided above.

Front


FIRST CLASS
U.S. POSTAGE
PAID
PROXY
TABULATOR

THE PHOENIX EDGE SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301


PLEASE RESPOND -- IN ORDER TO AVOID THE ADDITIONAL EXPENSE
OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY.
YOUR VOTE IS IMPORTANT.

        These proposals are discussed in detail in the attached Proxy Statement. The Board of Trustees of the Fund is soliciting the enclosed proxy. As a convenience, you can now vote in any one of four ways:

 Through the Internet at www.proxyweb.com;

By telephone, with a toll-free call to the Fund's proxy tabulator, at 1-888-221-0697;

 By mail, using the attached proxy;  or

 In person at the meeting. In person at the meeting.

        We encourage you to vote by Internet or telephone, using the control number that appears below. These voting methods will reduce the time and costs associated with this proxy solicitation. Whichever method you choose please read the enclosed proxy statement before you vote.

--------------------------------------------------------------------------------

Please fold and detach card at perforation before mailing

PHOENIX EDGE SERIES FUND
PHOENIX-BANKERS TRUST DOW 30

Notice of Special Meeting of Shareholders
10:00 am, Monday, November 20, 2000

        To the Shareholders: A special meeting of shareholders of The Phoenix Edge Series Fund (the "Fund") will be held in the offices of the Fund at 101 Munson Street, Greenfield, Massachusetts, on Monday, November 20, 2000 at 10:00 am Eastern time for the following purposes as stated:

Dated:                      , 2000

The signature on this Proxy should correspond exactly with the shareholder's name as it appears hereon. In the case of joint tenancies, co-executors or co-trustees, all should sign. Persons signing as attorney, executor, administrator, trustee or guardian should give their full title.

Signature of Shareholder(s)

039




Back


Please fold and detach card at perforation before mailing.

Please vote by filling in the appropriate boxes below.

FOR               AGAINST               ABSTAIN

1. To approve or disapprove the existing investment advisory agreement between the Fund and Phoenix Variable Advisors, Inc., the Fund's investment adviser (the "Adviser").

2. To approve or disapprove the existing subadvisory agreement between the Adviser and Bankers Trust Company with respect to the Phoenix-Bankers Trust Dow 30 Series.

7. To transact such other business that may properly come before the Meeting or any adjournment thereof.

Front

FIRST CLASS
U.S. POSTAGE
PAID
PROXY
TABULATOR

THE PHOENIX EDGE SERIES FUND
101 Munson Street
Greenfield, Massachusetts

PLEASE RESPOND -- IN ORDER TO AVOID THE ADDITIONAL EXPENSE
OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY.
YOUR VOTE IS IMPORTANT.

        These proposals are discussed in detail in the attached Proxy Statement. The Board of Trustees of the Fund is soliciting the enclosed proxy. As a convenience, you can now vote in any one of four ways:

 Through the Internet at www.proxyweb.com;

 By telephone, with a toll-free call to the Fund's proxy tabulator, at 1-888-221-0697;

 By mail, using the attached proxy;  or

 In person at the meeting.

        We encourage you to vote by Internet or telephone, using the control number that appears below. These voting methods will reduce the time and costs associated with this proxy solicitation. Whichever method you choose please read the enclosed proxy statement before you vote.

--------------------------------------------------------------------------------

Please fold and detach card at perforation before mailing

PHOENIX EDGE SERIES FUND
PHOENIX-FEDERATED U.S. GOVERNMENT BOND

Notice of Special Meeting of Shareholders
10:00 am, Monday, November 20, 2000

        To the Shareholders: A special meeting of shareholders of The Phoenix Edge Series Fund (the "Fund") will be held in the offices of the Fund at 101 Munson Street, Greenfield, Massachusetts, on Monday, November 20, 2000 at 10:00 am Eastern time for the following purposes as stated:

Dated:              , 2000

The signature on this Proxy should correspond exactly with the shareholder's name as it appears hereon. In the case of joint tenancies, co-executors or co-trustees, all should sign. Persons signing as attorney, executor, administrator, trustee or guardian should give their full title.

Signature of Shareholder(s)

040



Back

Please fold and detach card at perforation before mailing.

Please vote by filling in the appropriate boxes below.

FOR               AGAINST               ABSTAIN

1. To approve or disapprove the existing investment advisory agreement between the Fund and Phoenix Variable Advisors, Inc., the Fund's investment adviser (the "Adviser").

3. To approve or disapprove the existing subadvisory agreement between the Adviser and Federated Investment Management Company with respect to the Phoenix-Federated U.S. Government Bond Series.

7. To transact such other business that may properly come before the Meeting or any adjournment thereof.

Front

FIRST CLASS
U.S. POSTAGE
PAID
PROXY
TABULATOR

THE PHOENIX EDGE SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

PLEASE RESPOND -- IN ORDER TO AVOID THE ADDITIONAL EXPENSE
OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY.
YOUR VOTE IS IMPORTANT.

        These proposals are discussed in detail in the attached Proxy Statement. The Board of Trustees of the Fund is soliciting the enclosed proxy. As a convenience, you can now vote in any one of four ways:

 Through the Internet at www.proxyweb.com;

By telephone, with a toll-free call to the Fund's proxy tabulator, at 1-888-221-0697;

 By mail, using the attached proxy;  or

 In person at the meeting.

        We encourage you to vote by Internet or telephone, using the control number that appears below. These voting methods will reduce the time and costs associated with this proxy solicitation. Whichever method you choose please read the enclosed proxy statement before you vote.

--------------------------------------------------------------------------------

Please fold and detach card at perforation before mailing

PHOENIX EDGE SERIES FUND
PHOENIX-JANUS EQUITY INCOME

Notice of Special Meeting of Shareholders
10:00 am, Monday, November 20, 2000

        To the Shareholders: A special meeting of shareholders of The Phoenix Edge Series Fund (the "Fund") will be held in the offices of the Fund at 101 Munson Street, Greenfield, Massachusetts, on Monday, November 20, 2000 at 10:00 am Eastern time for the following purposes as stated:

Dated:                 , 2000

The signature on this Proxy should correspond exactly with the shareholder's name as it appears hereon. In the case of joint tenancies, co-executors or co-trustees, all should sign. Persons signing as attorney, executor, administrator, trustee or guardian should give their full title.

Signature of Shareholder(s)

041




Back

Please fold and detach card at perforation before mailing.

Please vote by filling in the appropriate boxes below.

FOR               AGAINST               ABSTAIN

1. To approve or disapprove the existing investment advisory agreement between the Fund and Phoenix Variable Advisors, Inc., the Fund's investment adviser (the "Adviser").

4. To approve or disapprove the existing subadvisory agreement between the Adviser and Janus Capital Corporation with respect to the Phoenix-Janus Equity Income Series, the Phoenix-Janus Flexible Income Series and the Phoenix-Janus Growth Income Series.

7. To transact such other business that may properly come before the Meeting or any adjournment thereof.

Front


FIRST CLASS
U.S. POSTAGE
PAID
PROXY
TABULATOR

THE PHOENIX EDGE SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

PLEASE RESPOND -- IN ORDER TO AVOID THE ADDITIONAL EXPENSE
OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY.
YOUR VOTE IS IMPORTANT.

        These proposals are discussed in detail in the attached Proxy Statement. The Board of Trustees of the Fund is soliciting the enclosed proxy. As a convenience, you can now vote in any one of four ways:

 Through the Internet at www.proxyweb.com;

By telephone, with a toll-free call to the Fund's proxy tabulator, at 1-888-221-0697;

 By mail, using the attached proxy;  or

 In person at the meeting.

        We encourage you to vote by Internet or telephone, using the control number that appears below. These voting methods will reduce the time and costs associated with this proxy solicitation. Whichever method you choose please read the enclosed proxy statement before you vote.

--------------------------------------------------------------------------------

Please fold and detach card at perforation before mailing

PHOENIX EDGE SERIES FUND
PHOENIX-JANUS FLEXIBLE INCOME

Notice of Special Meeting of Shareholders
10:00 am, Monday, November 20, 2000

        To the Shareholders: A special meeting of shareholders of The Phoenix Edge Series Fund (the "Fund") will be held in the offices of the Fund at 101 Munson Street, Greenfield, Massachusetts, on Monday, November 20, 2000 at 10:00 am Eastern time for the following purposes as stated:

Dated:            , 2000

The signature on this Proxy should correspond exactly with the shareholder's name as it appears hereon. In the case of joint tenancies, co-executors or co-trustees, all should sign. Persons signing as attorney, executor, administrator, trustee or guardian should give their full title.

Signature of Shareholder(s)

043




Back

Please fold and detach card at perforation before mailing.

Please vote by filling in the appropriate boxes below.

FOR               AGAINST               ABSTAIN

1. To approve or disapprove the existing investment advisory agreement between the Fund and Phoenix Variable Advisors, Inc., the Fund's investment adviser (the "Adviser").

4. To approve or disapprove the existing subadvisory agreement between the Adviser and Janus Capital Corporation with respect to the Phoenix-Janus Equity Income Series, the Phoenix-Janus Flexible Income Series and the Phoenix-Janus Growth Income Series.

7. To transact such other business that may properly come before the Meeting or any adjournment thereof.

Front


FIRST CLASS
U.S. POSTAGE
PAID
PROXY
TABULATOR

THE PHOENIX EDGE SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

PLEASE RESPOND -- IN ORDER TO AVOID THE ADDITIONAL EXPENSE
OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY.
YOUR VOTE IS IMPORTANT.

        These proposals are discussed in detail in the attached Proxy Statement. The Board of Trustees of the Fund is soliciting the enclosed proxy. As a convenience, you can now vote in any one of four ways:

 Through the Internet at www.proxyweb.com;

By telephone, with a toll-free call to the Fund's proxy tabulator, at 1-888-221-0697;

 By mail, using the attached proxy;  or

 In person at the meeting.

        We encourage you to vote by Internet or telephone, using the control number that appears below. These voting methods will reduce the time and costs associated with this proxy solicitation. Whichever method you choose please read the enclosed proxy statement before you vote.

--------------------------------------------------------------------------------

Please fold and detach card at perforation before mailing

PHOENIX EDGE SERIES FUND
PHOENIX-JANUS GROWTH

Notice of Special Meeting of Shareholders
10:00 am, Monday, November 20, 2000

        To the Shareholders: A special meeting of shareholders of The Phoenix Edge Series Fund (the "Fund") will be held in the offices of the Fund at 101 Munson Street, Greenfield, Massachusetts, on Monday, November 20, 2000 at 10:00 am Eastern time for the following purposes as stated:

Dated:               , 2000

The signature on this Proxy should correspond exactly with the shareholder's name as it appears hereon. In the case of joint tenancies, co-executors or co-trustees, all should sign. Persons signing as attorney, executor, administrator, trustee or guardian should give their full title.

Signature of Shareholder(s)

042




Back

Please fold and detach card at perforation before mailing.

Please vote by filling in the appropriate boxes below.

FOR               AGAINST               ABSTAIN

1. To approve or disapprove the existing investment advisory agreement between the Fund and Phoenix Variable Advisors, Inc., the Fund's investment adviser (the "Adviser").

4. To approve or disapprove the existing subadvisory agreement between the Adviser and Janus Capital Corporation with respect to the Phoenix-Janus Equity Income Series, the Phoenix-Janus Flexible Income Series and the Phoenix-Janus Growth Income Series.

7. To transact such other business that may properly come before the Meeting or any adjournment thereof.

Front


FIRST CLASS
U.S. POSTAGE
PAID
PROXY
TABULATOR

THE PHOENIX EDGE SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

PLEASE RESPOND -- IN ORDER TO AVOID THE ADDITIONAL EXPENSE
OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY.
YOUR VOTE IS IMPORTANT.

        These proposals are discussed in detail in the attached Proxy Statement. The Board of Trustees of the Fund is soliciting the enclosed proxy. As a convenience, you can now vote in any one of four ways:

 Through the Internet at www.proxyweb.com;

By telephone, with a toll-free call to the Fund's proxy tabulator, at 1-888-221-0697;

 By mail, using the attached proxy;  or

 In person at the meeting.

        We encourage you to vote by Internet or telephone, using the control number that appears below. These voting methods will reduce the time and costs associated with this proxy solicitation. Whichever method you choose please read the enclosed proxy statement before you vote.

--------------------------------------------------------------------------------

Please fold and detach card at perforation before mailing

PHOENIX EDGE SERIES FUND
PHOENIX-MORGAN STANLEY FOCUS EQUITY

Notice of Special Meeting of Shareholders
10:00 am, Monday, November 20, 2000

        To the Shareholders: A special meeting of shareholders of The Phoenix Edge Series Fund (the "Fund") will be held in the offices of the Fund at 101 Munson Street, Greenfield, Massachusetts, on Monday, November 20, 2000 at 10:00 am Eastern time for the following purposes as stated:

Dated:             , 2000

The signature on this Proxy should correspond exactly with the shareholder's name as it appears hereon. In the case of joint tenancies, co-executors or co-trustees, all should sign. Persons signing as attorney, executor, administrator, trustee or guardian should give their full title.

Signature of Shareholder(s)

044




Back

Please fold and detach card at perforation before mailing.

Please vote by filling in the appropriate boxes below.

FOR               AGAINST               ABSTAIN

1. To approve or disapprove the existing investment advisory agreement between the Fund and Phoenix Variable Advisors, Inc., the Fund's investment adviser (the "Adviser").

5. To approve or disapprove the existing subadvisory agreement between the Adviser and Morgan Stanley Dean Witter Investment Management, Inc with respect to the Phoenix-Morgan Stanley Focus Equity Series.

7. To transact such other business that may properly come before the Meeting or any adjournment thereof.

Front

FIRST CLASS
U.S. POSTAGE
PAID
PROXY
TABULATOR

THE PHOENIX EDGE SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

PLEASE RESPOND -- IN ORDER TO AVOID THE ADDITIONAL EXPENSE
OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY.
YOUR VOTE IS IMPORTANT.

        These proposals are discussed in detail in the attached Proxy Statement. The Board of Trustees of the Fund is soliciting the enclosed proxy. As a convenience, you can now vote in any one of four ways:

 Through the Internet at www.proxyweb.com;

By telephone, with a toll-free call to the Fund's proxy tabulator, at 1-888-221-0697;

 By mail, using the attached proxy;  or

 In person at the meeting.

        We encourage you to vote by Internet or telephone, using the control number that appears below. These voting methods will reduce the time and costs associated with this proxy solicitation. Whichever method you choose please read the enclosed proxy statement before you vote.

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PHOENIX EDGE SERIES FUND
PHOENIX-SCHAFER MID-CAP VALUE

Notice of Special Meeting of Shareholders
10:00 am, Monday, November 20, 2000

        To the Shareholders: A special meeting of shareholders of The Phoenix Edge Series Fund (the "Fund") will be held in the offices of the Fund at 101 Munson Street, Greenfield, Massachusetts, on Monday, November 20, 2000 at 10:00 am Eastern time for the following purposes as stated:

Dated:              , 2000

The signature on this Proxy should correspond exactly with the shareholder's name as it appears hereon. In the case of joint tenancies, co-executors or co-trustees, all should sign. Persons signing as attorney, executor, administrator, trustee or guardian should give their full title.

Signature of Shareholder(s)

026



Back

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Please vote by filling in the appropriate boxes below.

FOR               AGAINST               ABSTAIN

1. To approve or disapprove the existing investment advisory agreement between the Fund and Phoenix Variable Advisors, Inc., the Fund's investment adviser (the "Adviser").

6. To approve or disapprove a new subadvisory agreement between the Adviser and Sanford C. Bernstein & Co., Inc. and a new subadvisory agreement between the Adviser and Alliance Capital Management, L.P. with respect to the Phoenix-Schafer Mid-Cap Value Series.

7. To transact such other business that may properly come before the Meeting or any adjournment thereof.

026